REGISTRATION NO. 33-87498

811-08910

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

PRE-EFFECTIVE AMENDMENT NO.	|_|
POST-EFFECTIVE AMENDMENT NO. 33 |X|
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 35 |X|
(CHECK APPROPRIATE BOX OR BOXES.)

WB CAPITAL MUTUAL FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28TH STREET, SUITE 200
WEST DES MOINES, IOWA 50266
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

Douglas R. Gulling, PRESIDENT
WB CAPITAL MUTUAL FUNDS, INC.
1415 28TH STREET, SUITE 200
WEST DES MOINES, IOWA 50266
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

VERA LICHTENBERGER	JOHN C. MILES, ESQ.

WB CAPITAL MUTUAL FUNDS, INC.                       CLINE, WILLIAMS, WRIGHT, JOHNSON &

1415 28TH STREET, SUITE 200	OLDFATHER, LLP
WEST DES MOINES, IOWA 50266	1900 U.S. BANKING, 233 S. 13TH STREET
LINCOLN, NEBRASKA 68508

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON July 29, 2009 PURSUANT TO PARAGRAPH (b) OF RULE 485 UNDER THE SECURITIES ACT OF 1933.

WB Capital Mutual Funds

Liquid Assets, T and I Shares

Limited Term Bond

Bond

Municipal Bond

Prospectus dated

July 29, 2009

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	2
Liquid Assets Fund	2
Bond Funds	4

Fees and Expenses of the Funds	7

DESCRIPTION OF THE FUNDS

Liquid Assets Fund	9
Limited Term Bond Fund	10
Bond Fund	10
Municipal Bond Fund	10

Management of the Funds	12

PURCHASE AND SALE OF SHARES

How the Funds Value Their Shares	13
How to Purchase Shares	13
Automatic Investment Plan	14
How to Exchange Shares	14
How to Sell Shares	15
Selling Shares Directly to the Funds	15
Auto Withdrawal Plan	15
Automatic Redemption	15

Dividends, Distributions, and Taxes	16

Distribution Arrangements	17

Financial Highlights	18-19

For more information about the Funds	Back Page

2

Risk/Return Summary

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

•	Market Risk This is the risk that market influences will affect expected returns of all securities in ways that were not anticipated.

•	Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

•	Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

The summary also describes specific risks that may apply to one Fund.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

•	changes in the Fund’s performance from year to year over 10 years or, if less, the life of the Fund; and

•	how the Fund’s average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

Keep in mind that past performance, whether before or after taxes, is not indicative of future performance.

Other important things for you to note:

•	You may lose money by investing in a Fund.

•	An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

•

The returns presented below are shown both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. For the calculations assuming all shares are sold at the end of each period, a negative pre-tax total return translates into a higher after-tax return because the calculation assumes a tax deduction for the loss incurred on the sale.

Actual after-tax returns will vary based on each investor’s tax situation and may differ from those shown. Note that for funds owned in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax returns do not apply because such accounts are not subject to current taxes.

Some of the Funds are offered with multiple classes of shares. The annual returns shown are for one class only. Returns for other classes may vary.

3

LIQUID ASSETS FUND

Objectives. The investment objectives of the Fund is safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

Principal Investment Strategies. The Fund is a “money market fund” that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily is invested in U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Liquid Assets Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund performance from year to year. Past performance does not necessarily indicate how they will perform in the future.

You may obtain current yield information for any Fund by calling (800) 438-6375.

LIQUID ASSETS FUND

Annual Returns

The annual returns in the bar chart are for the Fund's Class I shares.

The total return for the quarter ended June 30, 2009 was 0.09 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.53 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.11 percent (quarter ending 03/31/04).

Average Annual Total Return as of 12/31/08

				Since
	1 Year	5 Year	10 Year	Inception*
Liquid Assets Fund, T Shares	1.70%	2.65%	2.89%	2.65%
Liquid Assets Fund, I Shares	1.85%	2.81%	3.04%	2.79%

*Inception Date 10/15/96

4

BOND FUNDS

LIMITED TERM BOND FUND

Objective. The Fund’s investment objective is total return from a portfolio of limited-term, fixed-income securities.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Fund seeks total return through a combination of interest income from its investments and appreciation or depreciation in the value of the securities. The Fund selects investments based on both capital appreciation and depreciation adjusted periodically based on various factors, including average maturity.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund’s investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

LIMITED TERM BOND FUND

Annual Returns

The total return for the quarter ended June 30, 2009 was 1.47 percent.

During the period shown in the bar chart, the highest return for a quarter was 3.31 percent (quarter ending 03/31/01) and the lowest return for a quarter was -1.34 percent (quarter ending 9/30/08).

5

Average Annual Total Return as of 12/31/08

				Since
	1 Year	5 Year	10 Year	Inception*
Limited Term Bond Fund Return Before Taxes	2.53%	3.11%	3.64%	4.14%
Return After Taxes on Distributions	1.16%	1.87%	2.06%	2.42%
Return After Taxes on Distributions and Sales of Fund Shares	0.93%	1.51%	1.68%	1.99%
Barclays 1-3 Yr. Gov’t/Credit*	4.97%	3.81%	4.80%	5.36%

*Inception Date 06/15/95

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

* Barclays Capital calculates and publish the indexes developed by Lehman Brothers Holdings, which Barclays acquired in September 2008.

BOND FUND

Objective. The Fund’s investment objective is income and capital appreciation, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund seeks to invest in fixed-income securities to achieve both current income and appreciation. The Fund selects investments based on various factors, including average maturity and interest rate outlook.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund’s investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

BOND FUND

The total return for the quarter ended June 30, 2009 was 3.73 percent.

During the period shown in the bar chart, the highest return for a quarter was 4.00 percent (quarter ending 6/30/03) and the lowest return for a quarter was -2.61 percent (quarter ending 9/30/08).

6

Average Annual Total Return as of 12/31/08

				Since
	1 Year	5 Year	10 Year	Inception*
Bond Fund Return Before Taxes	1.83%	3.60%	4.57%	5.27%
Return After Taxes on Distributions	0.21%	2.05%	2.68%	3.12%
Return After Taxes on Distributions and Sales of Fund Shares	0.17%	1.66%	2.19%	2.59%
Barclays Aggregate*	5.24%	4.65%	5.63%	6.16%

*Inception Date 07/07/95

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Barclays Capital calculates and publish the indexes developed by Lehman Brothers Holdings, which Barclays acquired in September 2008.

MUNICIPAL BOND FUND

Objective. The Fund’s investment objective is current income that is exempt from federal income taxes and capital appreciation, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests at least 80 percent of its net assets in a diversified portfolio of fixed-income securities with income that is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund normally invests more than 80 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests solely in higher-rated securities. The Fund’s investments in municipal income securities also have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund’s investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

7

MUNICIPAL BOND FUND

Annual Returns

The total return for the quarter ended June 30, 2009 was 0.83 percent.

During the period shown in the bar chart, the highest return for a quarter was 4.27 percent (quarter ending 9/30/02) and the lowest return for a quarter was –2.48 percent (quarter ending 06/30/04).

Average Annual Total Return as of 12/31/08

Since
1 Year	5 Year	10 Year	Inception*
Municipal Bond Fund Return Before Taxes	1.88%	2.28%	3.45%	4.16%
Return After Taxes on Distributions	0.50%	0.94%	2.01%	2.63%
Return After Taxes on Distributions and Sales of Fund Shares	0.40%	0.76%	1.63%	2.18%
Merrill Lynch 2-17 Yr. Muni Bond	2.47%	3.56%	4.78%	NA**

*Inception date 2/15/93

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

The performance of the WB Capital Municipal Bond Fund is measured against the Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 2-17 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees.

8

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Other expenses are estimated.

Shareholder Transaction Expenses

(Fees paid directly from your investment)............NONE

Annual Fund Operating Expenses

Operating Expenses
Liquid Assets
Class T		Class I
Management Fees	0.35%	Management Fees	0.35%
Other Expenses [1,2]	0.58%	Other Expenses [3]	0.43%
Acquired funds fees & expenses[9]	0.01%	Acquired funds fees & expenses[9]	0.01%
Total Operating Expenses	0.94%	Total Operating Expenses	0.79%

Limited Term Bond
Management Fees	0.50%
Other Expenses [4,5,6]	0.54%
Acquired funds fees & expenses[9]	0.02%
Total Operating Expenses[6]	1.06%

Bond
Management Fees	0.55%
Other Expenses [4,5,7]	0.49%
Acquired funds fees & expenses[9]	0.01%
Total Operating Expenses[7]	1.05%

Municipal Bond
Management Fees	0.50%
Other Expenses [4,5,8]	0.60%
Acquired funds fees & expenses[9]	0.02%
Total Operating Expenses[8]	1.12%

(1) The Fund allows for an Administrative Services Fee of up to 0.25 percent, but the fee currently approved under the plan is 0.15 percent (which is included in the table). The Fund may approve a fee of up to 0.25 percent at any time.

(2) The Fund’s Adviser voluntarily waived all or a portion of the other expenses. Due to the fee waivers, current total expenses are 0.64 percent. The Adviser may reduce or eliminate the waiver at any time.

(3) The Fund’s Adviser voluntarily waived all or a portion of the other expenses. Due to the fee waivers, current total expenses are 0.49 percent. The Adviser may reduce or eliminate the waiver at any time.

(4) The Fund's distribution plan allows Distribution Fees of up to 0.25 percent, but no fees are currently being paid under the plan.

(5) The Fund allows for an Administrative Services Fee of up to 0.25 percent, but no such fee is currently being imposed under the plan (and is not included in the table). The Fund may approve a fee of up to 0.25 percent at any time.

(6) Effective May 1, 2006, the Adviser instituted a fee waiver resulting in an actual other expense fee of 0.25 percent which makes the Total Expenses 0.75 percent. Without the waiver, total expenses would have been 1.04 percent. The Adviser may reduce or eliminate the fee waiver at any time.

(7) Effective May 1, 2006, the advisor instituted a fee waiver resulting in an actual other expense fee of 0.20 percent which makes the Total Expenses 0.75 percent. Without the waiver, total expenses would have been 1.04 percent. The Adviser may reduce or eliminate the fee waiver at any time.

(8) Effective May 1, 2006, the Adviser instituted a fee waiver resulting in an actual other expense fee of 0.25 percent which makes the Total Expenses 0.75 percent. Without the waiver, total expenses would have been 1.10 percent. The Adviser may reduce or eliminate the fee waiver at any time.

(9) The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expenses from investing in the acquired funds are based upon the average allocation of the Fund’s investments in the acquired funds for the fiscal year ended March 31, 2009 and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers). Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the acquired funds and with other events that directly affect the expenses of the acquired funds. For the fiscal year ended March 31, 2009 these “Acquired Fund Fees and Expenses” were 0.009% for the Liquid Assets Fund, 0.022% for the Limited Term Bond Fund, 0.012 for the Bond Fund, and 0.015% for the Municipal Bond Fund.

9

Examples The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the periods indicated and then redeem all your shares at the end of those periods. They also assume your investment has a 5 percent return each year and the Fund’s operating expenses stay the same. For purposes of this example, fee waivers and expense limitations (if applicable) are ignored. Your actual costs may be higher or lower.

Examples
Liquid Assets
Class T		Class I
After 1 year	$96	After 1 year	$81
After 3 years	$300	After 3 years	$252
After 5 years	$520	After 5 years	$439
After 10 years	$1,155	After 10 years	$978

Limited Term Bond
After 1 year	$108
After 3 years	$337
After 5 years	$585
After 10 years	$1,294

Bond
After 1 year	$107
After 3 years	$334
After 5 years	$579
After 10 years	$1,283

Municipal Bond
After 1 year	$114
After 3 years	$357
After 5 years	$618
After 10 years	$1,366

Description of the Funds

This section of the Prospectus provides a more complete description of each Fund’s investment objectives, principal strategies, and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.

UNDERSTAND THE RISKS

This section describes risks that affect the Funds’ portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

•	Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

•	Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

•	Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

•	Security Selection RiskThis risk is the possibility that securities selected for the Funds do not perform as well as other funds.

LIQUID ASSETS FUND

Objectives and Principal InvestmentStrategies

The Fund investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. As a money market fund, it must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund investments. Under Rule 2a-7, the Fund investments must each have a remaining maturity of no more than 397 days and the Funds must each maintain an average weighted maturity that does not exceed 90 days.

The Fund pursues its objectives by investing in high-quality money market obligations. The Fund may invest in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•

redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer’s Home Administration guaranteed loans.

•	high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•	certificates of deposit and bankers’ acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•	high-quality, short-term corporate obligations; and

•	repurchase agreements collateralized by the types of securities listed above.

10

RISK CONSIDERATIONS

The Liquid Assets Fund is subject to security selection risk. This risk is the possibility that selected securities will not perform as well as those selected in other funds. In addition, specific risks of the Fund portfolio include:

Interest Rate Risk. Because the Fund invests in short-term securities, a change in interest rates will affect the yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that a change in interest rates would change the value of your investment.

Credit Risk. This is the risk that the issuer of a security will default (fail to make scheduled interest and principal payments). The Fund invests in highly rated securities to minimize credit risk.

Temporary Guarantee Program

The Liquid Assets Fund is participating in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). The Program will expire on September 18, 2009, unless further extended by Treasury.

Under the Program, the Treasury will guarantee a $1.00 share price for any shares of the Fund held by a shareholder in the event that the Fund “breaks the buck” and dissolves. The guarantee applies to only those shares held of record on September 19, 2008 and which are held by the shareholder at dissolution. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on September 19, 2008 will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder closes their account after September 19 and then reopens it. The Fund will bear the expenses of participating in the Program, and therefore all shareholders will bear these expenses, irrespective of the extent of their coverage. Further information about the Program can be obtained at www.ustreas.gov.

Bond Funds

Objectives and Principal InvestmentStrategies

LIMITED TERM BOND FUND

The Fund’s investment objective is total return from a portfolio of limited-term fixed-income securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. Among the Fund’s investments in fixed-income securities are corporate debt securities, U.S. Government obligations, and mortgage-related and asset-backed securities. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Fund seeks to obtain total return through a combination of interest income from the Fund's underlying fixed-income securities, appreciation or depreciation in the value of these fixed-income securities, and gains or losses realized upon the sale of these securities. In selecting investments, the Fund places primary emphasis on capital appreciation and capital preservation through periodic adjustment of the average maturity or duration of the Fund's portfolio. The Fund also considers factors such as securities selection, maturity structure and sector allocation. Current income is a secondary consideration.

The Fund primarily invests in bonds, notes, and debentures of a wide range of fixed-income security issuers.

11

BOND FUND

The Fund’s investment objective is income and capital appreciation, consistent with the preservation of capital. The Fund normally invests more than 65 percent of its net assets in debt securities rated within the three highest rating categories or, if unrated, of comparable quality. Among the Fund’s investments in fixed-income securities are corporate debt securities, mortgage-related and asset-backed securities, and U.S. Government obligations. In selecting investments, the Fund places primary emphasis on portfolio duration analysis, yield-curve positioning, sector allocation and issue selection. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund primarily invests in bonds, notes, and debentures of a wide range of domestic fixed-income security issuers.

The market value of fixed-income securities changes as interest rates change. When interest rates decline, the value of these securities generally increases. When interest rates rise, the value of these securities generally decreases. To meet the objectives of the Fund and to seek additional stability of principal, the Fund adjusts the average maturity of its investments based on the direction of interest rate levels.

MUNICIPAL BOND FUND

The Fund’s investment objective is current income which is exempt from federal income taxes and capital appreciation, consistent with the preservation of capital. The Fund normally invests at least 80 percent of its net assets in a diversified portfolio of municipal securities paying interest that is exempt from federal income taxes and that is not subject to alternative minimum tax (“AMT”). The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

While maintaining an average portfolio maturity of 4 to 10 years, the Fund normally invests in municipal obligations that have a stated or remaining maturity of 25 years or less or in municipal obligations with a stated or remaining maturity in excess of 25 years if such obligations have an unconditional put to sell or redeem the securities within 25 years from the date of purchase.

The Fund invests in:

•	municipal bonds that are rated within the five highest rating categories; and

•	municipal notes, tax-exempt commercial paper, and variable rate demand obligations that are rated within the two highest rating categories.

The Fund also may invest up to 10 percent of its total assets in municipal obligations that are unrated at the time of purchase but are determined by the Adviser to be of comparable quality to rated securities.

Municipal securities are typically classified as either "general obligation" or "revenue" bonds. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. The payment of principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and a secured interest in the facility.

The Fund may invest up to 25 percent of its total assets in municipal securities that are related in such a way that business or political developments or changes affecting one security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Risk Considerations

The principal risks of the Bond Funds are interest rate risk, credit risk, securities selection risk, and market risk.

12

The Bond Funds may invest a significant portion of their assets in mortgage-related and asset-backed securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. These types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. When interest rates rise, the maturities of these types of securities tend to lengthen because prepayments decline and the value of the securities decreases more significantly.

The Municipal Bond Fund has municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant adverse effect on the value of the Fund’s investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of securities holders in these securities. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have different risk. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Other Investment Policies and Risks for the Bond Funds

All of the Bond Funds may invest in debt securities rated in the five highest rating categories. The Funds also may invest up to 25 percent of their assets in debt securities rated in fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds”). The Bond Funds’ investments in lower-rated debt securities are subject to more interest rate and credit risk than investments in higher-rated debt securities.

OTHER INVESTMENT INFORMATION

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies).

Asset-backed securities represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust, and payments of principal and interest or interest only are passed-through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Portfolio Turnover Rate.The portfolio turnover rate for each Fund is included in the Financial Highlights Section. The Funds are actively managed and, in some cases in response to market conditions, a Fund’s portfolio turnover may exceed 100 percent. A higher rate of portfolio turnover increases brokerage and other expenses and may affect a Fund’s returns. A higher portfolio turnover rate also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to a Fund’s shareholders.

Temporary Defensive Position. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, that are inconsistent with the Fund’s primary investment strategies. For those Funds that invest primarily in tax-exempt securities, these temporary investments could include taxable securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

13

Management of the Funds

Investment Adviser

The Fund's Adviser is WB Capital Management Inc. (WB Capital), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. WB Capital is a wholly owned subsidiary of West Bancorporation. WB Capital provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2009, WB Capital had approximately $4.7 billion in equity, fixed income and money market assets under management. The Board of Directors approved renewal of the investment advisory agreement for one year in March 2009. A summary of the factors the Board considers each year when the investment advisory agreement is reviewed and renewed are provided in the annual report following the renewal.

WB Capital provides investment advisory services for the Funds. For these advisory services for the fiscal year ended March 31, 2009, the Funds paid fees to WB Capital as a percentage of average daily net assets as follows:

Fund	Fee as a percentage of average daily net assets
Liquid Assets	.35%
WB Capital Limited Term Bond	.50%
WB Capital Bond	.55%
WB Capital Municipal Bond	.50%

See the Annual Fund Operating Expenses at the beginning of the Prospectus for more information about fee waivers.

Portfolio Managers

The day-to-day management of the Liquid Assets, Limited Term Bond, Bond, and Municipal Bond Funds is the responsibility of the Fixed Income Team of WB Capital. The Fixed Income Team consists of Jon Augustine, Laurie Mardis and John Osier. Laurie Mardis is the lead member of the Fixed Income Team. The team meets as a group to discuss investment strategy and the lead member of the team manages the day-to-day purchases and sale of securities for the fund.

Team members are:

Jon Augustine, CFA, has been Chief Investment Officer for WB Capital since January 2009. Jon has been with WB Capital since 1999. He has a BA and MBA from the University of Iowa.

Laurie Mardis, CFA, has been a Fixed Income Manager with WB Capital since 2001. Prior to that Mardis worked for Wells Fargo & Company (1996-2001), in fixed income research and portfolio management. Laurie has a BSBA degree and a MBA from Drake University.

John Osier, CFA, has been a Fixed Income Research Analyst with WB Capital since 2006. Prior to that Osier worked for Oppenheimer Funds Inc. from 2001-2006. John has a BS degree from Iowa State University.

Additional information about the Portfolio Managers (compensation, ownership in the Funds, and other accounts managed by them, if any) is available in the Statement of Additional Information.

14

How the Funds Value Their Shares

The Funds are open for business each day that the New York Stock Exchange ("Exchange”) and the Federal Reserve Bank ("Fed") are open for business. The Fund may choose to operate on a date when either the Fed or the Exchange is open. Except for the Liquid Assets Fund, each Fund’s net asset value or NAV is calculated as of the close of business of the Exchange, normally 3:00 p.m. Central Standard Time each open day, and the purchase or redemption price is based on the next calculation of the Fund’s NAV after the order is placed. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The Liquid Assets Fund NAV is calculated at 11:00 a.m. Central Standard Time.

To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds, other than the Liquid Assets Fund, value their assets at their current market value determined on the basis of market quotations, or in circumstances where such quotations are not readily available, such other methods as the Funds’ directors believe accurately reflect fair market value (“Fair Value Pricing”). These circumstances include situations where the security is thinly traded or is restricted. The use of fair value pricing may result in the value of the security to be over or under valued. The Liquid Assets Fund values its securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

For the Liquid Assets Fund, a purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day. Investments by check normally delay the date of purchase by one day.

How to Purchase Shares

You may purchase a Fund’s shares directly from the Funds, through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

Minimum investment amounts are:

Initial	$10,000
Subsequent	$100

All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant. Third party, starter checks, and credit card convenience checks are not accepted. A fee is charged for checks that do not clear, the Funds will not accept a P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

For Liquid Assets Fund T Shares, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund

To purchase shares of these Funds, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to WB Capital Mutual Funds, Inc. to:

WB Capital Mutual Funds, Inc.
P.O. Box 182445
Columbus, OH 43218-2445

An Account Application form can be obtained by calling the Funds at (800) 438-6375 or from the Funds’ website at www.WBCapitalFunds.com. Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to WB Capital Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase additional shares by electronic funds transfer if the Funds' Transfer Agent has your bank account information on record. The purchase transaction may be initiated by calling (800) 438-6375.

15

For Liquid Assets Fund I Shares

To purchase shares of this Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to WB Capital Mutual Funds, Inc. to:

WB Capital Mutual Funds, Inc.
1415 28th Street, Suite 200
West Des Moines, IA 50266

An Account Application form can be obtained by calling the Fund at (866) 449-8468 or from the Fund website at www.WBCapitalFunds.com. Subsequent purchases of shares of the Fund may be made at any time by mailing a check, payable to WB Capital Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase additional shares by electronic funds transfer if the Fund Transfer Agent has your bank account information on record. The purchase transaction may be initiated by calling (866) 449-8468 or by logging onto the WB Capital Mutual Fund online transaction system at www.IPASonline.com.

When purchasing shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security or tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

We will use this information to verify the identity of the person(s)/entity opening the account. If we are unable to verify your identity, we are authorized to take any action permitted by law, including suspension of activity and involuntary redemption.

A Fund is required to withhold 29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions. Frequent purchases combined with frequent redemption of Fund shares (except for money market funds) increase Fund expenses associated with investing and then selling portfolio securities and can reduce investment return for all shareholders. The Fund does not anticipate that the Fund will be a target of market timers and other investors that engage in these abusive strategies. The Board of Directors has approved the following policy: The Fund discourages market timers and other investors that make frequent purchases and redemptions of Fund shares (except for money market funds). With and through its Transfer Agent and Distributor, the Fund will monitor purchase and redemption activity. Purchase applications of known market timers will be rejected. The Distributor will contact shareholders of accounts that evidence frequent purchase and redemption activity to determine the basis for the activity and may refuse to accept future purchases from these shareholders.

Automatic Investment Plan

The Automatic Investment Plan enables you, as a shareholder of the Fund, to make regular monthly purchases of shares. With your authorization, the Transfer Agent will automatically purchase shares at NAV on the 5th and/or 20th of each month and have it automatically withdrawn from your bank account. In order to participate the required minimum initial purchase is $10,000. Subsequent purchases must meet the $100 minimum.

To participate in the Automatic Investment Plan, you should call our toll free number for more information.

16

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of the other Funds. Exchanges of shares are made at the next-determined NAV. You may request an exchange by mail or telephone. You must call by 3:00 p.m. Central Standard Time to receive that day’s NAV. The Funds may change, suspend, or terminate the exchange service at any time.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to the Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV after the Fund receives your sale request in proper form. Normally, proceeds will be sent by the fund within 3 business days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

SELLING SHARES DIRECTLY TO THE FUND

By Mail:

Send a signed letter of instruction to:

For Liquid Assets Fund T Shares, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund

WB Capital Mutual Funds, Inc.

P.O. Box 182445

Columbus, OH 43218-2445

For Liquid Assets Fund I Shares

WB Capital Mutual Funds, Inc.

1415 28th Street, Suite 200

West Des Moines, IA 50266

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. The Funds will accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact the Funds.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call our toll free number with instructions on how you wish to receive your redemption proceeds.

By Internet:

For the Liquid Assets I shares, you may redeem shares online through WB Capital Mutual Funds’ online transaction system at www.IPASonline.com. If the Fund's Transfer Agent has your bank account information on record, you can receive your redemption proceeds by electronic funds transfer. You can also receive your redemption proceeds by check.

17

Auto Withdrawal Plan

The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at NAV on the 5th and/or 20th of each month and have it automatically deposited into your bank account or a check in the amount specified mailed to you. In order to participate the required minimum withdrawal is $100; and the Fund must maintain a $10,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call our toll-free number for more information.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $10,000. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 30 days to make an additional investment that will increase the value of your account to at least $10,000.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation, so long as you have a current account.

Dividends, Distributions, and Taxes

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other WB Capital Fund (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains

The Limited Term Bond, Bond, and Municipal Bond Funds each intend to declare their net investment income monthly as a dividend to shareholders at the close of business on the day of declaration. The Liquid Assets Fund declares net investment income daily as a dividend to shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly.

Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at P.O. Box 182445, Columbus, OH 43218-2445 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

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Tax Considerations

Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as “exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the AMT, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively. Only the Municipal Bond Fund is expected to be eligible to designate certain dividends as "exempt-interest dividends."

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are included in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund's shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Shareholders should be aware that redeeming shares of the Municipal Bond Fund after tax-exempt interest income has been accrued by the Fund, but before that income has been declared as a dividend, may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states. In certain states, distributions of the Municipal Bond Fund that are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by the Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

19

Distribution Arrangements

SHARE CLASSES

In this prospectus the Liquid Assets Fund offers the classes of shares described below. Each class of shares is exchangeable only for shares of the same class.

Share Class	Class Description
Liquid Assets T Shares

These shares offer are offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one Class over another.

Liquid Assets I Shares

These shares pay no shareholder or servicing fees and therefore they are normally offered directly by the distributor or through trust organizations providing fiduciary account services for an additional fee.

OTHER

Rule 12b-1 Fees. The Limited Term, Bond, and Municipal Bond Funds have adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees for the distribution and sale of its shares. All of the plans allow charges of up to .25 percent but no 12b-1 fees are currently being imposed under the plan.

Administrative Service Fees. Each Fund, except Liquid Assets Fund Class I shares, has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees. The Liquid Assets Fund T shares plan allows a charge of up to .25 percent but only .15 percent is currently being imposed under each plan. All of the other Fund plans allow charges of up to .25 percent but no fees are currently being imposed under the plans.

Adviser Supplemental Payments. WB Capital, as Adviser and Administrator, may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Company or Fund or class thereof.

Other Adviser Payments. WB Capital may enter into administration agreements with retirement plan administrators or other entities which provide account services to Fund Shareholders, and will pay for such services at no expense to the Funds. WB Capital may make payments to certain financial intermediaries to promote the sale, distribution, and/or servicing of shares of the Funds. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of this prospectus. These payments are sometimes characterized as “revenue sharing” payments. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, or including a Fund on a preferred or recommended fund list or in certain sales programs from time to time sponsored by financial intermediaries. Such compensation is paid from the assets of WB Capital at no expense to the Fund or to Fund Shareholders.

In addition, the Fund's Investment Advisor, WB Capital Management, will continue to pay certain other expenses of or supplement the Fund to also keep a positive yield. This undertaking may also be terminated at any time.

Householding Regulatory Materials. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at (800) 438-6375, or write to us at the Funds' address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

20

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP has audited this information. Their report, along with the Funds’ financial statements and financial highlights, are included in the Funds’ annual report for fiscal year end 2009,, which is available upon request, and incorporated herein by reference.

Financial Highlights

			Investment Activities				Dividends and Distributions

		NAV	Net	Net Realized/		Total from	From Net	From Net	Return	Dividends	NAV
		Beginning	Investment	Unrealized		Investment	Investment	Realized	of	and	End
		of Period	Income	Gains (Losses)		Activities	Income	Gains	Capital	Distributions	of Period
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2009	$1.00	0.01	(0.00)	*	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00		0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2009	$1.00	0.01	(0.00)	*	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00		0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00		0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Limited Term Bond Fund
Year Ended	March 31, 2009	$9.76	0.37	(0.45)		(0.08)	(0.37)	0.00	0.00	(0.37)	$9.31
Year Ended	March 31, 2008	$9.48	0.38	0.28		0.66	(0.38)	0.00	0.00	(0.38)	$9.76
Year Ended	March 31, 2007	$9.41	0.37	0.09		0.46	(0.39)	0.00	0.00	(0.39)	$9.48
Year Ended	March 31, 2006	$9.47	0.30	(0.08)		0.22	(0.28)	0.00	0.00	(0.28)	$9.41
Year Ended	March 31, 2005	$9.76	0.26	(0.29)		(0.03)	(0.24)	0.00	(0.02)	(0.26)	$9.47
Bond Fund
Year Ended	March 31, 2009	$9.88	0.44	(0.47)		(0.03)	(0.44)	0.00	0.00	(0.44)	$9.41
Year Ended	March 31, 2008	$9.70	0.44	0.18		0.62	(0.44)	0.00	0.00	(0.44)	$9.88
Year Ended	March 31, 2007	$9.56	0.42	0.14		0.56	(0.42)	0.00	0.00	(0.42)	$9.70
Year Ended	March 31, 2006	$9.80	0.40	(0.24)		0.16	(0.40)	0.00	0.00	(0.40)	$9.56
Year Ended	March 31, 2005	$10.05	0.40	(0.25)		0.15	(0.40)	0.00	0.00	(0.40)	$9.80
Municipal Bond Fund
Year Ended	March 31, 2009	$10.11	0.33	0.10		0.43	(0.33)	(0.13)	0.00	(0.46)	$10.08
Year Ended	March 31, 2008	$10.08	0.34	0.05		0.39	(0.34)	(0.02)	0.00	(0.36)	$10.11
Year Ended	March 31, 2007	$10.12	0.35	0.06		0.41	(0.35)	(0.10)	0.00	(0.45)	$10.08
Year Ended	March 31, 2006	$10.49	0.33	(0.19)		0.14	(0.33)	(0.18)	0.00	(0.51)	$10.12
Year Ended	March 31, 2005	$11.02	0.34	(0.38)		(0.04)	(0.34)	(0.15)	0.00	(0.49)	$10.49

* Amount rounded to zero.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. For the Liquid Assets Fund "S2", "T", and "I" Shares voluntary waivers were 0.05%. For the Limited Term Bond and Bond Funds the voluntary waivers were 0.37%. For the Municipal Bond Fund the voluntary waiver was 0.49%.

***** In September 2008, the adviser fully reimbursed the Liquid Assets Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.41% for T Shares and 0.41% for I Shares.

21

WB Capital Mutual Funds, Inc.

Financial Highlights

		Total Return / Ratios / Supplementary Data

		Total Return		Net Assets End of Period (000 omitted)	Expenses to Average Net Assets	Net Investment Income to Average Net Assets	Expenses to Average Net Assets**	Net Investment Income to Average Net Assets**	Portfolio Turnover

Liquid Assets Fund "T" Shares
Year Ended	March 31, 2009	1.05%	*****	$10,437	0.93%	1.12%	1.08%	0.96%
Year Ended	March 31, 2008	4.04%		$14,661	0.91%	3.99%	1.01%	3.89%
Year Ended	March 31, 2007	4.40%		$15,212	0.95%	4.28%	1.05%	4.18%
Year Ended	March 31, 2006	2.90%		$27,537	0.98%	3.04%	1.08%	2.94%
Year Ended	March 31, 2005	0.94%		$13,461	0.98%	0.93%	1.08%	0.83%
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2009	1.20%	*****	$56,669	0.78%	1.16%	0.83%	1.11%
Year Ended	March 31, 2008	4.20%		$66,018	0.76%	4.12%	-----	-----
Year Ended	March 31, 2007	4.55%		$64,181	0.80%	4.52%	-----	-----
Year Ended	March 31, 2006	3.06%		$32,616	0.83%	3.28%	-----	-----
Year Ended	March 31, 2005	1.09%		$10,357	0.83%	1.03%	-----	-----
Limited Term Bond Fund
Year Ended	March 31, 2009	(0.82%)		$23,747	0.76%	3.86%	1.38%	3.24%	34%
Year Ended	March 31, 2008	7.15%		$28,102	0.78%	3.98%	1.33%	3.44%	38%
Year Ended	March 31, 2007	4.98%		$32,270	0.77%	3.72%	1.30%	3.19%	33%
Year Ended	March 31, 2006	2.31%		$44,874	0.89%	3.05%	1.26%	2.68%	65%
Year Ended	March 31, 2005	(0.27%)		$57,251	0.89%	2.72%	1.24%	2.38%	43%
Bond Fund
Year Ended	March 31, 2009	(0.21%)		$50,999	0.75%	4.59%	1.37%	3.96%	31%
Year Ended	March 31, 2008	6.56%		$66,666	0.75%	4.51%	1.30%	3.97%	23%
Year Ended	March 31, 2007	6.00%		$74,287	0.78%	4.33%	1.32%	3.79%	20%
Year Ended	March 31, 2006	1.67%		$96,123	0.97%	3.85%	1.27%	3.55%	29%
Year Ended	March 31, 2005	1.47%		$112,672	0.98%	3.97%	1.28%	3.67%	46%
Municipal Bond Fund
Year Ended	March 31, 2009	4.41%		$10,466	0.75%	3.23%	1.49%	2.50%	24%
Year Ended	March 31, 2008	4.00%		$12,769	0.75%	3.38%	1.36%	2.77%	20%
Year Ended	March 31, 2007	3.08%		$17,417	0.76%	3.38%	1.33%	2.80%	50%
Year Ended	March 31, 2006	1.30%		$26,287	0.94%	3.09%	1.19%	2.84%	32%
Year Ended	March 31, 2005	(0.34%)		$38,569	0.99%	3.15%	1.24%	2.90%	38%

* Amount rounded to zero.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. For the Liquid Assets Fund "S2", "T", and "I" Shares voluntary waivers were 0.05%. For the Limited Term Bond and Bond Funds the voluntary waivers were 0.37%. For the Municipal Bond Fund the voluntary waiver was 0.49%.

***** In September 2008, the adviser fully reimbursed the Liquid Assets Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.41% for T Shares and 0.41% for I Shares.

22

Investment Adviser and Administrator

WB Capital Management Inc.

1415 28th St., Suite 200

West Des Moines, Iowa 50266

Distributor

Foreside Distribution Services, LP

690 Taylor Rd., Suite #150

Gahanna, Ohio 43230

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather, LLP

1900 U.S. Bank Building

233 S. 13th Street

Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on each Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The WB Capital Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies. The SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Funds:

By mail:	c/o WB Capital Mutual Funds, Inc.
1415 28th Street, Suite 200
West Des Moines, IA 50266

By phone:	For Information and Literature:

(866) 449-8468

By email:	inforequest@wbcap.net

By Internet:	www.WBCapitalFunds.com

Or you may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in

Washington, D.C.

By phone:	1-202-942-8090 (For information only)

By mail:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(Duplicating fee required)

By email:	publicinfo@sec.gov

By Internet:	www.sec.gov

The WB Capital Funds may not be available in all states. Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910

Liquid Assets Fund S2 Shares

Prospectus

July 29, 2009

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	4

Description Of The Fund
Liquid Assets Fund	4

Management of the Fund	6

Purchase And Sale Of Shares
How the Fund Values its Shares	6
How to Purchase Shares	6
How to Exchange Shares	7
How to Sell Shares	7
Selling Shares Directly to the Fund	8
Auto Withdrawal Plan	8
Automatic Redemption	8

Dividends, Distributions, and Taxes	8

Distribution Arrangements	9

Financial Highlights	10

For more information about the Fund	Back Cover

2

Risk/Return Summary

Liquid Assets Fund

Objectives. The investment objectives of the Funds are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

Principal Investment Strategies. The Fund is a “money market fund” that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objective by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in:

U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In the event of the failure of a bank through whom the investment in the Fund is made, the Fund investment will not be affected. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Information

The bar chart for the Fund shows its annual returns followed by a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year over 10 years or, if less, the life of the Fund; and how the Fund’s average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index. A Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.

You may obtain current yield information for the Fund by calling (866) 449-8468.

Liquid Assets Fund

The total return for the quarter ended June 30, 2009 was 0.03 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.43 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.04 percent (quarter ending 12/31/08).

Average Annual Total Return as of 12/31/08

				Since
	1 Year	5 Year	10 Year	Inception*
Liquid Assets, S2 Shares	1.44%	2.42%	2.65%	2.36%

* Inception Date 2/11/97

3

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Other expenses are estimated.

Shareholder Transaction Expenses

(Fees paid directly from your investment) ................................NONE

ANNUAL FUND OPERATING EXPENSES

Operating Expenses
Liquid Assets Class S2
Management Fees	0.35%
Distribution (12b-1) Fees[1]	0.15%
Other Expenses[2,3]	0.53%
Acquired funds fees & expenses[4]	0.01%
Total Fund Operating Expenses	1.04%

(1) The Fund's distribution plan allows distribution fees of up to 0.25 percent, but only 0.15 is currently approved by the Fund.

(2) The Fund’s other expenses include an administrative fee of 0.25 percent.

(3) The Fund’s Adviser voluntarily waived all or a portion of the other expenses. Due to the fee waivers, current total expenses are 0.74 percent. The Adviser may reduce or eliminate the waiver at any time.

(4) The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expenses from investing in the acquired funds are based upon the average allocation of the Fund’s investments in the acquired funds for the fiscal year ended March 31, 2009 and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers). Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the acquired funds and with other events that directly affect the expenses of the acquired funds. For the fiscal year ended March 31, 2009 these “Acquired Fund Fees and Expenses” were 0.009

The Example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses stay the same. Your actual costs may be higher or lower.

Expense Example
Liquid Assets Class S2
After 1 year	$106
After 3 years	$331
After 5 years	$574
After 10 years	$1,271

Description of the Fund

This section of the Prospectus provides a more complete description of the Fund’s investment objectives, principal strategies, and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand The Risks

This section describes risks that affect the Fund portfolio as a whole. These risks are:

•	Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

•	Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

•

Security Selection RiskThis is the risk that the securities selected may perform differently than securities selected in other funds. Performance of the Fund may be better or worse than other funds invested in similar securities.

4

Temporary Guarantee Program

The Liquid Assets Fund is participating in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). The Program will expire on September 18, 2009, unless further extended by Treasury.

Under the Program, the Treasury will guarantee a $1.00 share price for any shares of the Fund held by a shareholder in the event that the Fund “breaks the buck” and dissolves. The guarantee applies to only those shares held of record on September 19, 2008 and which are held by the shareholder at dissolution. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on September 19, 2008 will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder closes their account after September 19 and then reopens it. The Fund will bear the expenses of participating in the Program, and therefore all shareholders will bear these expenses, irrespective of the extent of their coverage. Further information about the Program can be obtained at www.ustreas.gov.

Objectives and Principal InvestmentStrategies

The investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. Money market funds must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund investments. Under Rule 2a-7, the Fund investments must each have a remaining maturity of no more than 397 days and the Fund must each maintain an average weighted maturity that does not exceed 90 days. In the event of a change in Rule 2a-7, the Fund will comply with the amended Rule.

Liquid Assets Fund

The Fund pursues its objectives by investing in high-quality money market obligations. The Fund may invest in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•

redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer’s Home Administration guaranteed loans;

•	high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•	certificates of deposit and bankers’ acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•	high-quality, short-term corporate obligations; and

•	repurchase agreements collateralized by the types of securities listed.

Other Investment Information

U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

5

Temporary Defensive Position. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, which are inconsistent with the Fund’s primary investment strategies. For the Municipal Assets Fund which invests primarily in tax-exempt securities, these temporary investments could include taxable securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Management of the Fund

Investment Adviser

The Fund's Adviser is WB Capital Management Inc. (WB Capital), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. WB Capital is a wholly owned subsidiary of West Bancorporation. WB Capital provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2009, WB Capital had approximately $4.7 billion in equity, fixed income, and money market assets under management. The Board of Directors approved renewal of the investment advisory agreement for one year in March 2009. A summary of the factors the Board considers each year when the investment advisory agreement is reviewed and renewed are provided in the annual report following the renewal.

WB Capital provides investment advisory services for the Funds. For these advisory services for the fiscal year ended March 31, 2009, the Funds paid WB Capital as a percentage of average daily net assets 0.35%.

Portfolio Managers

The day-to-day management of the Fund’s portfolios is the responsibility of the Fixed Income Team of WB Capital.

Purchase and Sale of Shares

How the Fund Values its Shares

The Fund’s NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank (“Fed”) and New York Stock Exchange (“Exchange”) is open for business. The Fund may choose to operate on a date when either the Fed or the Exchange is open.

To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day. Investments by check normally delay the date of purchase by one day.

How to Purchase Shares

You may purchase a Fund’s shares through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

Minimum investment amounts are:

Initial	$10,000
Subsequent	$100

6

All purchases must be in U.S. Dollars; initial purchase checks must be drawn on an account of the applicant. Third party, starter checks and credit card convenience checks are not accepted. A fee is charged for checks that do not clear, the Fund will not accept a P.O. Box as a primary address, the Fund may waive its minimum purchase requirement and the Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

To purchase shares of the Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to WB Capital Mutual Funds, Inc. to:

WB Capital Mutual Funds, Inc

1415 28th St., Suite 200

West Des Moines, IA 50266

An Account Application form can be obtained by calling the Fund at (866) 449-8468. Subsequent purchases of shares of the Fund may be made at any time by mailing a check, payable to WB Capital Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application by calling (866) 449-8468 to arrange a transfer from your bank account.

When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

The Fund is required to withhold 29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security or tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

We will use this information to verify the identity of the person(s)/entity opening the account. If we are unable to verify your identity, we are authorized to take any action permitted by law, including suspension of activity and involuntary redemption.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions. Frequent purchases and redemptions of money market funds is the nature of such funds as the Fund is used for sweep arrangements and as a cash equivalent by many investors. As a result, the Board of Directors has not adopted any policy affecting a shareholder’s ability to purchase and redeem shares of the Fund other than those necessary to comply with the Fund’s policies and procedures regarding anti-money laundering.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of the other WB Capital Funds. Exchanges of shares are made at the next-determined NAV. You may request an exchange by mail or telephone. The Fund may change, suspend, or terminate the exchange service at any time.

7

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent from the Fund within 3 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly To The Fund

By Mail:

Send a signed letter of instruction to:

WB Capital Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, IA 50266

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. The Funds will accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact WB Capital.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call the Fund at (866) 449-8468 with instructions on how you wish to receive your sale proceeds.

Auto Withdrawal Plan

The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you. In order to participate:

•	the required minimum withdrawal is $100; and
•	the Fund must maintain a $10,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call (866) 449-8468 for more information.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $10,000. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 30 days to make an additional investment that will increase the value of your account to at least $10,000.

If you elect to receive distributions in cash, and checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

Dividends, Distributions, and Taxes

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other WB Capital Fund (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

8

Dividends and Capital Gains

The Fund declares net investment income daily as a dividend to shareholders at the close of business on the day of declaration. The Fund will generally pay such dividends monthly.

The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Fund at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder’s complete redemption of his or her shares.

Tax Considerations

All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

Dividends paid out of a Fund’s investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held Fund shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Fund will notify shareholders of the tax status of dividends and distributions.

Distribution Arrangements

Share Class

In this prospectus the Fund offers the class of shares described below:

Share Class	Class Description
Liquid Assets S2 Shares

 These shares are normally offered through financial institutions providing automatic “Sweep” investment programs to their customers. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one class over another.

Rule 12b-1 Fees. The Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees.

 9

The Liquid Assets “S2” Shares Fund plan allows charges of up to 0.25 percent but only 0.15 percent is currently authorized under the plan.

Administrative Service Fees. The Fund has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees.

The Administrative Services Fee payable by the Liquid Assets Fund S2 shares to certain Participating Organizations under the Fund’s Administrative Services Plan has been temporarily reduced from 0.25 percent to 0.15 percent.

Householding Regulatory Materials. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at (866) 449-8468, or write to us at the Fund’s address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

Financial Highlights

Section 1.02     The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP has audited the information in the table. Their report, along with the Fund’s financial statements and financial highlights, are included in the Fund’s annual report for fiscal year end 2009, which is available upon request, and incorporated herein by reference.

WB Capital Mutual Funds, Inc.

Financial Highlights

			Investment Activities				Dividends and Distributions

		NAV	Net	Net Realized/		Total from	From Net	From Net	Return	Dividends	NAV
		Beginning	Investment	Unrealized		Investment	Investment	Realized	of	and	End
		of Period	Income	Gains (Losses)		Activities	Income	Gains	Capital	Distributions	of Period
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2009	$1.00	0.01	(0.00)	*	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00		0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2009	$1.00	0.01	(0.00)	*	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00		0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00		0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Limited Term Bond Fund
Year Ended	March 31, 2009	$9.76	0.37	(0.45)		(0.08)	(0.37)	0.00	0.00	(0.37)	$9.31
Year Ended	March 31, 2008	$9.48	0.38	0.28		0.66	(0.38)	0.00	0.00	(0.38)	$9.76
Year Ended	March 31, 2007	$9.41	0.37	0.09		0.46	(0.39)	0.00	0.00	(0.39)	$9.48
Year Ended	March 31, 2006	$9.47	0.30	(0.08)		0.22	(0.28)	0.00	0.00	(0.28)	$9.41
Year Ended	March 31, 2005	$9.76	0.26	(0.29)		(0.03)	(0.24)	0.00	(0.02)	(0.26)	$9.47
Bond Fund
Year Ended	March 31, 2009	$9.88	0.44	(0.47)		(0.03)	(0.44)	0.00	0.00	(0.44)	$9.41
Year Ended	March 31, 2008	$9.70	0.44	0.18		0.62	(0.44)	0.00	0.00	(0.44)	$9.88
Year Ended	March 31, 2007	$9.56	0.42	0.14		0.56	(0.42)	0.00	0.00	(0.42)	$9.70
Year Ended	March 31, 2006	$9.80	0.40	(0.24)		0.16	(0.40)	0.00	0.00	(0.40)	$9.56
Year Ended	March 31, 2005	$10.05	0.40	(0.25)		0.15	(0.40)	0.00	0.00	(0.40)	$9.80
Municipal Bond Fund
Year Ended	March 31, 2009	$10.11	0.33	0.10		0.43	(0.33)	(0.13)	0.00	(0.46)	$10.08
Year Ended	March 31, 2008	$10.08	0.34	0.05		0.39	(0.34)	(0.02)	0.00	(0.36)	$10.11
Year Ended	March 31, 2007	$10.12	0.35	0.06		0.41	(0.35)	(0.10)	0.00	(0.45)	$10.08
Year Ended	March 31, 2006	$10.49	0.33	(0.19)		0.14	(0.33)	(0.18)	0.00	(0.51)	$10.12
Year Ended	March 31, 2005	$11.02	0.34	(0.38)		(0.04)	(0.34)	(0.15)	0.00	(0.49)	$10.49

* Amount rounded to zero.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. For the Liquid Assets Fund "S2", "T", and "I" Shares voluntary waivers were 0.05%. For the Limited Term Bond and Bond Funds the voluntary waivers were 0.37%. For the Municipal Bond Fund the voluntary waiver was 0.49%.

***** In September 2008, the adviser fully reimbursed the Liquid Assets Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.41% for T Shares and 0.41% for I Shares.

10

WB Capital Mutual Funds, Inc.

Financial Highlights

		Total Return / Ratios / Supplementary Data

		Total Return		Net Assets End of Period (000 omitted)	Expenses to Average Net Assets	Net Investment Income to Average Net Assets	Expenses to Average Net Assets**	Net Investment Income to Average Net Assets**	Portfolio Turnover
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2009	1.05%	*****	$10,437	0.93%	1.12%	1.08%	0.96%
Year Ended	March 31, 2008	4.04%		$14,661	0.91%	3.99%	1.01%	3.89%
Year Ended	March 31, 2007	4.40%		$15,212	0.95%	4.28%	1.05%	4.18%
Year Ended	March 31, 2006	2.90%		$27,537	0.98%	3.04%	1.08%	2.94%
Year Ended	March 31, 2005	0.94%		$13,461	0.98%	0.93%	1.08%	0.83%
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2009	1.20%	*****	$56,669	0.78%	1.16%	0.83%	1.11%
Year Ended	March 31, 2008	4.20%		$66,018	0.76%	4.12%	-----	-----
Year Ended	March 31, 2007	4.55%		$64,181	0.80%	4.52%	-----	-----
Year Ended	March 31, 2006	3.06%		$32,616	0.83%	3.28%	-----	-----
Year Ended	March 31, 2005	1.09%		$10,357	0.83%	1.03%	-----	-----
Limited Term Bond Fund
Year Ended	March 31, 2009	(0.82%)		$23,747	0.76%	3.86%	1.38%	3.24%	34%
Year Ended	March 31, 2008	7.15%		$28,102	0.78%	3.98%	1.33%	3.44%	38%
Year Ended	March 31, 2007	4.98%		$32,270	0.77%	3.72%	1.30%	3.19%	33%
Year Ended	March 31, 2006	2.31%		$44,874	0.89%	3.05%	1.26%	2.68%	65%
Year Ended	March 31, 2005	(0.27%)		$57,251	0.89%	2.72%	1.24%	2.38%	43%
Bond Fund
Year Ended	March 31, 2009	(0.21%)		$50,999	0.75%	4.59%	1.37%	3.96%	31%
Year Ended	March 31, 2008	6.56%		$66,666	0.75%	4.51%	1.30%	3.97%	23%
Year Ended	March 31, 2007	6.00%		$74,287	0.78%	4.33%	1.32%	3.79%	20%
Year Ended	March 31, 2006	1.67%		$96,123	0.97%	3.85%	1.27%	3.55%	29%
Year Ended	March 31, 2005	1.47%		$112,672	0.98%	3.97%	1.28%	3.67%	46%
Municipal Bond Fund
Year Ended	March 31, 2009	4.41%		$10,466	0.75%	3.23%	1.49%	2.50%	24%
Year Ended	March 31, 2008	4.00%		$12,769	0.75%	3.38%	1.36%	2.77%	20%
Year Ended	March 31, 2007	3.08%		$17,417	0.76%	3.38%	1.33%	2.80%	50%
Year Ended	March 31, 2006	1.30%		$26,287	0.94%	3.09%	1.19%	2.84%	32%
Year Ended	March 31, 2005	(0.34%)		$38,569	0.99%	3.15%	1.24%	2.90%	38%

* Amount rounded to zero.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. For the Liquid Assets Fund "S2", "T", and "I" Shares voluntary waivers were 0.05%. For the Limited Term Bond and Bond Funds the voluntary waivers were 0.37%. For the Municipal Bond Fund the voluntary waiver was 0.49%.

***** In September 2008, the adviser fully reimbursed the Liquid Assets Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.41% for T Shares and 0.41% for I Shares.

11

Investment Adviser and Administrator

WB Capital Management Inc.

1415 28th St., Suite 200

West Des Moines, Iowa 50266

Distributor

Foreside Distribution Services, LP

690 Taylor Rd., Suite #150

Gahanna, Ohio 43230

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather, LLP

1900 U.S. Bank Building

233 S. 13th Street

Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

For more information about the Fund, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on the Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The WB Capital Funds have an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:	c/o WB Capital Mutual Funds, Inc.
1415 28th St., Suite 200
West Des Moines, IA 50266

By phone:	For Information and Literature:	(866) 449-8468
By email:	inforequest@wbcap.net
By Internet:	www.WBCapitalFunds.com

Or you may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, D.C.
By phone:	1-202-942-8090(For information only)

By mail:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
Washington, DC 20549-6009
(Duplicating fee required)

By email:	Publicinfo@sec.gov
By Internet:	www.sec.gov

The Fund may not be available in all states. Please contact the Fund to determine if the Fund is available for sale in your state.

File No. 811-08910

INSTITUTIONAL RESERVES FUND

Prospectus

July 29, 2009

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	4

Description of the Fund	5

Management of the Fund	6

Purchase and Sale of Shares

How the Fund Values Its Shares	6
How to Purchase Shares	6
How to Sell Shares	7
Selling Shares Directly to the Fund	7
Automatic Redemption	7

Dividends and Distributions	8

Distribution Arrangements	8

Financial Highlights	9

For more information about the Fund	Back Cover

2

Risk/Return Summary

Institutional Reserves Fund

Objectives.    The investment objectives of the Fund are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

Principal Investment Strategies. The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund is offered solely to public agencies in Illinois. The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and

•	repurchase agreements collateralized by the types of securities listed.

Principal Risks. The principal risks of investing in the Fund are interest rate risk, credit risk and security selection risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In the event of the failure of a bank through whom the investment in the Fund is made, the Fund investment will not be affected. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Interest Rate Risk. This is the risk that returns will fluctuate more than expected because of changes in the level of interest rates.
•	Credit Risk. This is the risk associated with the ability of the firm that issues or guarantees securities to meet its obligations on those securities or guarantees.
•

Security Selection Risk.This is the risk that the securities selected may perform differently than securities selected in a similar fund. Performance of the Fund may be better or worse than other funds invested in similar securities.

Performance. The Fund commenced operations on April 1, 2003. The total return for the quarter ended June 30, 2009 was 0.08 percent. During the period shown in the bar chart, the highest return for a quarter was 1.26 percent (quarter ending 12/31/06) and the lowest return for a quarter was 0.24 percent (quarter ending 9/30/03).

3

Average Annual Total Return as of 12/31/08
	1 Year	3 Year	Since Inception*
Institutional Reserves	2.14%	3.91%	2.91%

*Inception date 04/01/03

To obtain current yield information for the Fund, please call 866-449-8468.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Other expenses are estimated.

SHAREHOLDER TRANSACTION EXPENSES

(Fees paid directly from your investment)..........................NONE

ANNUAL FUND OPERATING EXPENSES

OPERATING EXPENSES
Management Fees	0.35% (1)
Distribution (12b-1) Fees	0.00% (2)
Other Expenses	0.35% (3,4)
Acquired funds fees and expenses	0.01%(5)
Total Fund Operating Expenses	0.71% (1,4)

(1) The Fund's Adviser voluntarily waives part of the management fee for an actual fee of 0.24 percent. The Adviser may reduce or eliminate the fee waiver at any time.

(2) The Fund's distribution plan allows distribution fees of up to 0.25 percent, but no fees are currently being paid under the plan.

4

(3) The Fund allows for an Administrative Services Fee of up to 0.25 percent, but no such fee is currently being imposed under the plan (and it is not included in the table). The Fund may approve a fee of up to 0.25 percent at any time.

(4) The Fund's Adviser voluntarily waives part of Other Expenses for an actual Other Expense total of 0.04 percent, which makes actual Total Fund Operating Expenses 0.28 percent. The Adviser may reduce or eliminate the fee waivers at any time.

(5) The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expenses from investing in the acquired funds are based upon the average allocation of the Fund’s investments in the acquired funds for the fiscal year ended March 31, 2009 and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers). Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the acquired funds and with other events that directly affect the expenses of the acquired funds. For the fiscal year ended March 31, 2009 these “Acquired Fund Fees and Expenses” were 0.005%.

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. They also assume that your investment has a 5 percent return each year and that the Fund's operating expenses stay the same. For purposes of this example, fee waivers and expense limitations are ignored. Your actual costs may be higher or lower.

EXPENSE EXAMPLES
After 1 year	$73
After 3 years	$227
After 5 years	$395
After 10 years	$883

Description of the Fund

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies, and risks that are acceptable for an Illinois public agency. There can, of course, be no assurance that the Fund will achieve its investment objectives.

Objectives. The Fund's investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. As a money market fund, the Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

Principal InvestmentStrategies. The Fund pursues its objectives by investing in high-quality money market obligations that is those which have a high probability of timely payment. The Fund may invest in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and

•	repurchase agreements collateralized by the types of securities listed.

The Fund qualifies as a legal investment for public agencies and local governments under the laws of the state of Illinois.

5

Risk Considerations

The Fund is subject to security selection risk. This risk is the possibility that the securities selected for the Fund do not perform as well as those selected in other funds with similar investments. In addition, specific risks of the Fund's portfolio include:

Interest Rate Risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

Credit Risk. This is the risk that the issuer of a security or a guarantor will default (fail to make scheduled interest and principal payments or fail to fulfill its promise to repurchase securities). The Fund invests in highly rated securities to minimize credit risk.

Security Selection Risk.This is the risk that the securities selected may perform differently than securities selected in similar fund. Performance of the Fund may be better or worse than other funds invested in similar securities.

Other Investment Information

U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Management of the Fund

Investment Adviser

The Fund's Adviser is WB Capital Management Inc. (WB Capital), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. WB Capital is a wholly owned subsidiary of West Bancorporation. WB Capital provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2009, WB Capital had approximately $4.7 billion in equity, fixed income and money market assets under management. The Board of Directors approved renewal of the investment advisory agreement for one year in March 2009. A summary of the factors the Board considers each year when the investment advisory agreement is reviewed and renewed are provided in the annual report following the renewal.

WB Capital provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund pays WB Capital a fee of 0.35 percent of average daily net assets of the Fund. WB Capital has voluntarily waived the fee for an actual fee of 0.24 percent; however, WB Capital may reduce or eliminate the fee waiver at any time.

Portfolio Managers. The day-to-day management of the Fund’s portfolios is the responsibility of the Fixed Income Team of WB Capital.

Purchase and Sale of Shares

How the Fund Values Its Shares

The Fund's NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank ("Fed") and/or New York Stock Exchange ("Exchange") is open for business. The Fund may choose to operate on a date wheneither the Fed or the Exchange is open.

6

To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day. Investments by check normally delay the date of purchase by one day.

How to Purchase Shares

You must be an Illinois public agency or local government to purchase shares. You may purchase shares directly or through an omnibus agency account with AMCORE Bank, N.A., Rockford, Illinois established for such public agency. The minimum initial investment in the Fund is $10,000.

All purchases must be in U.S. Dollars, the Fund will not accept a P.O. Box as a primary address, the Fund may waive its minimum purchase requirement and the Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each entity that opens an account. When you open an account, you will be asked for the name, street address, tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

To purchase shares of the Fund, complete an account application and return it to: WB Capital Mutual Funds, Inc., 1415 28th St., Suite 200, West Des Moines, IA 50266.

Wire transfer instructions, electronic funds transfer instructions, and account application forms can be obtained by calling (866) 449-8468. If you are an existing Fund shareholder, you may purchase additional shares by electronic funds transfer if the Fund’s Transfer Agent has your bank account information on record. You may also purchase additional shares by visiting www.ipasonline.com to access your account to initiate the purchase. When purchasing your shares by electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the electronic funds transfer has been collected.

A Fund is required to withhold 29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number on your account application.

Frequent purchases and redemptions of money market funds is the nature of such funds as the Fund is used for sweep arrangements and as a cash equivalent by many investors. As a result, the Board of Directors has not adopted any policy affecting a shareholder’s ability to purchase and redeem shares of the Fund other than those necessary to comply with the Fund’s policies and procedures regarding anti-money laundering.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent by the Fund within 3 business days. If you recently purchased your shares by electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the electronic funds transfer has been collected.

Selling Shares Directly to the Fund

By Telephone: You may redeem your shares by telephone request. Call the Fund at (866) 449-8468 with instructions on how you wish to receive your redemption proceeds.

7

By Internet: You may initiate your redemption by visiting www.IPASonline.com on the Internet. Call the Fund at (866) 449-8468 to obtain authorization and instructions.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $10,000. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 30 days to make an additional investment that will increase the value of your account to at least $10,000.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

Dividends and Distributions

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by electronic funds transfer or reinvested. The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.

Dividends and Capital Gains

The Fund intends to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. The Fund will generally pay such dividends monthly.

The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the account application; any change in such election must be made in writing to the Fund at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

Distribution Arrangements

Share Class

In this prospectus the Fund offers the S class of shares. These shares are normally offered through financial institutions providing automatic sweep investment programs to their customers.

8

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP audited the information in the table. Their report, along with the Fund’s financial statements and financial highlights, are included in the Fund’s annual report for fiscal year end 2009,, which is available upon request, and incorporated herein by reference.

.

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
03/31/05	03/31/06	03/31/07	03/31/08	03/31/09
Investment Activities
NAV Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income	0.02	0.03	0.05	0.04	0.02
Net Realized/Unrealized Gains	0.00	0.00	0.00	0.00	0.00
Total from Investment Activities	0.02	0.03	0.05	0.04	0.02
Dividends and Distributions
From Net Investment Income	(0.02)	(0.03)	(0.05)	(0.04)	(0.02)
From Net Realized Gains	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00	0.00	0.00	0.00	0.00
Dividends and Distributions	(0.02)	(0.03)	(0.05)	(0.04)	(0.02)
NAV End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return / Ratios / Supplementary Data
Total Return	1.59%	3.47%	4.98%	4.43%	1.51%

Net Assets End of Period (000 omitted)	$43,673	$46,155	$66,263	$56,514	$47,326

Expenses to Average Net Assets	0.17%	0.30%	0.33%	0.36%	0.46%
Investment Income to Average Net Assets	1.62%	3.43%	4.89%	4.35%	1.52%
Expenses to Average Net Assets*	0.72%	0.72%	0.72%	0.73%	0.73%
Investment Income to Average Net Assets*	1.07%	3.01%	4.50%	3.99%	1.25%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

9

Investment Adviser and Administrator

WB Capital Management Inc.

1415 28th St., Suite 200

West Des Moines, Iowa 50266

Distributor

Foreside Distribution Services, LP

690 Taylor Road, Suite 150

Gahanna, Ohio 43230

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather, LLP

233 S. 13th Street

1900 U.S. Bank Building

Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

10

For more information about the Fund, the following documents will be available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on the Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:	c/o WB Capital Mutual Funds, Inc.
1415 28th St., Suite 200
West Des Moines, Iowa 50266

By phone:	For Information and Literature:	(866) 449-8468

By email:	inforequest@wbcap.net

Or you may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, D.C.

By phone:	1-202-942-8090(For information only)

By mail:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(Duplicating fee required)

By email:	Publicinfo@sec.gov
By Internet:	www.sec.gov

The Fund is currently only offered to public agencies and local governments in Illinois.

File No. 811-08910

11

Institutional Money Market Fund

Prospectus

July 29, 2009

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	4

Description of the Fund	4

Management of the Fund	5

Purchase and Sale of Shares

How the Fund Values Its Shares	6
How to Purchase Shares	6
How to Sell Shares	7
Automatic Redemption	7

Dividends and Distributions	7

Distribution Arrangements	8

Financial Highlights	8

For More Information about the Fund	10

2

Risk/Return Summary

Objectives. The investment objectives of the Fund are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

Principal Investment Strategies. The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund qualifies as a legal investment for public schools, agencies and local governments under the laws of the state of Iowa.

The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•

redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans.

•	high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•	certificates of deposit and bankers' acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•	high-quality, short-term corporate obligations; and

•	repurchase agreements collateralized by the types of securities listed above.

Principal Risks. The principal risks of investing in the Fund are interest rate risk, credit risk and security selection risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Interest Rate Risk. This is the risk that returns will fluctuate more than expected because of changes in the level of interest rates.

•	Credit Risk. This is the risk associated with the ability of the firm that issues or guarantees securities to meet its obligations on those securities or guarantees.

•	Security Selection Risk. This risk is the possibility that the choices in selecting securities do not perform as well as alternative securities.

Performance. The Fund commenced operations on March 7, 2005. The total return for the quarter ended June 30, 2009 was 0.09 percent. During the period shown in the bar chart, the highest return for a quarter was 1.30 percent (quarter ending 09/30/06) and the lowest return for a quarter was 0.33 percent (quarter ending 12/31/08).

3

Average Annual Total Return as of 12/31/08
	1 Year	3 Year	Since Inception*
Institutional Money Market Fund	2.29%	4.05%	3.92%
*Inception Date 03/07/05
* Total return is annualized.

To obtain current yield information for the Fund, please call 866-449-8468.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES

(Fees paid directly from your investment)...............................NONE

ANNUAL FUND OPERATING EXPENSES
Management Fees(1)	0.35%
Distribution (12b-1) Fees(2)	0.00%
Other Expenses(3)	0.39%
Acquired funds fees and expenses	0.01%
Total Fund Operating Expenses(4)	0.75%

[1]	The Fund's Adviser has voluntarily waived all or a portion of the Management Fee. The Adviser may eliminate all or part of the fee waiver at any time.

[2]	The Fund's distribution plan allows Distribution Fees of up to 0.25 percent, but no fees are currently being paid under the plan. The Fund may approve a fee of up to 0.25 percent at any time.

[3]

The Fund allows for an Administrative Services Fee of up to 0.25 percent, but no such fee is currently being imposed under the plan (not included in the table). The Fund may approve a fee of up to 0.25 percent at any time.

[4]

The Fund’s Adviser voluntarily waives all or a portion of other expenses. Due to waivers, current total fund operating expenses are 0.30 percent. The Adviser may eliminate all or part of the waiver at any time.

[5]

The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expenses from investing in the acquired funds are based upon the average allocation of the Fund’s investments in the acquired funds for the fiscal year ended March 31, 2009 and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers). Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the acquired funds and with other events that directly affect the expenses of the acquired funds. For the fiscal year ended March 31, 2009 these “Acquired Fund Fees and Expenses” were 0.005

4

EXPENSE EXAMPLE

The Expense Example below is provided to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Expense Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. The Expense Example also assumes that your investment has a 5 percent return each year and that the Fund's total operating expenses (not accounting for the voluntary waivers and fee reimbursements) stay the same. Your actual costs may be higher or lower.

EXPENSE EXAMPLES
After 1 year	$77
After 3 years	$240
After 5 years	$417
After 10 years	$930

Description of the Fund

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies, and risks. There can, of course, be no assurance that the Fund will achieve its investment objectives.

Objectives. The Fund's investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. As a money market fund, the Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

Principal Investment Strategies. The Fund pursues its objectives by investing in high-quality money market obligations. The Fund is offered to public and private K-12 schools, community colleges and other post secondary educational institutions (collectively “Educational Institutions”) and qualifies as a legal investment for public schools, agencies and local governments under the laws of the state of Iowa. The Fund may invest in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•

redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans.

•	high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•	certificates of deposit and bankers' acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•	high-quality, short-term corporate obligations; and

•	repurchase agreements collateralized by the types of securities listed above.

The Fund qualifies as a legal investment for public educational institutions and other agencies and local governments under the laws of the state of Iowa.

5

Risk Considerations

The Fund is subject to security selection risk. This risk is the possibility that the securities selected for the Fund do not perform as well as those selected in other funds with similar investments. In addition, specific risks of the Fund's portfolio include:

Interest Rate Risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

Credit Risk. This is the risk that a security's credit rating will be downgraded or that the issuer of a security or a guarantor will default (fail to make scheduled interest and principal payments or fail to fulfill its promise to repurchase securities). The Fund invests in securities issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The entities while chartered or sponsored by the U.S. Congress, are not funded by appropriations from the U.S. Congress and the debt or mortgage related securities issued by them are neither guaranteed nor insured by the United States Government. Nevertheless, the Fund will invest in only highly rated securities to minimize credit risk.

Management of the Fund

Investment Advisor

The Fund's Adviser is WB Capital Management Inc. (WB Capital), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. WB Capital is a wholly owned subsidiary of West Bancorporation. WB Capital provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2009, WB Capital had approximately $4.7 billion in equity, fixed income and money market assets under management. The Board of Directors approved renewal of the investment advisory agreement for one year in March, 2009. A summary of the factors the Board considers each year when the investment advisory agreement is reviewed and renewed are provided in the annual report following the renewal.

WB Capital provides investment advisory services for the Fund. For these advisory services, the Fund pays WB Capital a fee of 0.35 percent of average daily net assets of the Fund. WB Capital currently waives a portion of the fee. WB Capital may eliminate the fee waiver, in whole or in part at any time.

Purchase and Sale of Shares

How the Fund Values Its Shares

The Fund's NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank ("Fed") and the New York Stock Exchange ("Exchange") is open for business, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no shares are tendered for redemption and no orders to purchase shares are received. The Fund may choose to operate on a date when either the Fed or the Exchange is open. Currently, the Fed and the Exchange are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order (as described below under “How To Purchase Shares”) by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day.

6

How to Purchase Shares

Only educational institutions may purchase shares. The minimum initial investment is $10,000.

All purchases must be in U.S. Dollars. The Fund may waive its minimum purchase requirement and the Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

A “good order” to purchase shares of the Fund, first requires that an authorized official complete an Account Application and return it along with ACH instructions and authorization in at least the minimum initial purchase amount, made payable to WB Capital Mutual Funds, Inc. to: WB Capital Mutual Funds, Inc., 1415 28th St., Suite 200, West Des Moines, IA 50266.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each entity that opens an account. When you open an account, you will be asked for the name, street address, and tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

An Account Application form can be obtained by calling the Fund at (866) 720-2995. Subsequent purchases of shares of the Fund may be made at any time by mailing a check, payable to WB Capital Mutual Funds, Inc., to the above address, or by electronic funds transfer if you have completed the appropriate section of the Account Application. The transaction may be initiated electronically through IPASonline, or by calling (866) 720-2995 to arrange transfer from your bank account.

When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Frequent purchases and redemptions of money market funds is the nature of such funds as the Funds are used for sweep arrangements and as a cash equivalent by many investors. As a result, the Board of Directors has not adopted any policy affecting a shareholder’s ability to purchase and redeem shares of the Fund other than those necessary to comply with the Fund’s policies and procedures regarding anti-money laundering.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 3 business days. If you recently purchased your shares by electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the electronic funds transfer has been collected.

By Telephone: You may redeem your shares by telephone request. Call the Fund at (866)720-2995 with instructions on how you wish to receive your redemption proceeds.

By Internet: You may initiate your redemption by visiting www.IPASeducation.org on the Internet. Call the Fund at (866)720-2995 to obtain authorization and instructions.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $10,000. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 30 days to make an additional investment that will increase the value of your account to at least $10,000.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

7

Dividends and Distributions

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by electronic funds transfer or reinvested.

The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.

Dividends and Capital Gains

The Fund intends to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. The Fund will generally pay such dividends monthly.

The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the account application; any change in such election must be made in writing to the Fund at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

8

Distribution Arrangements

Share Classes

In this prospectus the Fund offers only one class of shares. These shares are only available to educational institutions.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.) Deloitte & Touche LLP audited the information in the table. Their report, along with the Fund’s financial statements and financial highlights, are included in the Fund’s annual report for fiscal year end 2009,, which is available upon request, and incorporated herein by reference.

	From 03/07/05
	through	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/05	03/31/06	03/31/07	03/31/08	03/31/09
Investment Activities
NAV Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income	0.00	0.04	0.05	0.05	0.02
Net Realized/Unrealized Gains	0.00	0.00	0.00	0.00	0.00
Total from Investment Activities	0.00	0.04	0.05	0.05	0.02
Dividends and Distributions
From Net Investment Income	0.00	(0.04)	(0.05)	(0.05)	(0.02)
From Net Realized Gains	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00	0.00	0.00	0.00	0.00
Dividends and Distributions	0.00	(0.04)	(0.05)	(0.05)	(0.02)
NAV End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return / Ratios / Supplementary Data
Total Return	0.17%**	3.64%	5.13%	4.58%	1.64%
Net Assets End of Period (000 omitted)	$10,112	$63,486	$107,018	$61,209	$61,107
Expenses to Average Net Assets	0.15%***	0.21%	0.21%	0.24%	0.25%
Net Investment Income to Average Net Assets	2.54%***	3.94%	5.01%	4.58%	1.66%
Expenses to Average Net Assets*	0.74%***	0.74%	0.75%	0.75%	0.74%
Net Investment Income to Average Net Assets*	1.95%***	3.41%	4.47%	4.08%	1.17%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** Total return is for the period and has not been annualized.

***Ratios are annualized.

9

INVESTMENT ADVISER AND ADMINISTRATOR

WB Capital Management Inc.

1415 28th St., Suite 200

West Des Moines, Iowa 50266

DISTRIBUTOR

Foreside Distribution Services, LP

690 Taylor Road, Suite 150

Gahanna, Ohio 43230

LEGAL COUNSEL

Cline, Williams, Wright, Johnson & Oldfather, LLP

1900 U.S. Bank Building

233 S. 13th Street

Lincoln, Nebraska 68508

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

10

For more information about the Fund, the following documents will be available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on the Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI by contacting the Fund:

By mail:	WB Capital Mutual Funds, Inc.
1415 28th St., Suite 200
West Des Moines, Iowa 50266

By phone:	For Information and Literature: (866) 720-2995

By email:	inforequest@wbcap.net

By internet:	www.IPASeducation.org

Or you may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, D.C.

By phone:	1-202-942-8090 (For information only)

By mail:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(Duplicating fee required)

By email:	PUBLICINFO@SEC.GOV

By internet:	WWW.SEC.GOV

The Fund’s SEC Registration Number is 811-08910.

The Fund is only available in Iowa.

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

Liquid Assets Fund - “S2", "T" and "I" Shares

Institutional Reserves Fund

Institutional Money Market Fund

WB Capital Limited Term Bond Fund

WB Capital Bond Fund

WB Capital Municipal Bond Fund

Each an Investment Portfolio of the WB Capital Mutual Funds, Inc.

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2009

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses for the Liquid Assets Fund - "S2", "T" and "I" shares ("Liquid Assets"), the Institutional Money Market Fund, the Institutional Reserves Fund, the WB Capital Limited Term Bond Fund (the "Limited Term Bond Fund"), the WB Capital Bond Fund (the "Bond Fund"), and the WB Capital Municipal Bond Fund (the "Municipal Bond Fund"), each dated July 29, 2009, (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund". Incorporated in this SAI by reference are the financial statements from the Funds' Annual Report of March 31, 2009. This SAI is incorporated in its entirety into the Prospectus. You may request a free copy of the current Fund Prospectus and Annual/Semi-Annual Report by contacting the Fund:

By mail:	WB Capital Mutual Funds, Inc.
1415 28th St., Suite 200
West Des Moines, Iowa 50266

By phone:	For Information and Literature: (866) 449-8468

By email:	inforequest@wbcap.net

Fund Name	Ticker
Liquid Assets Fund S2 Shares	LASXX
Liquid Assets Fund T Shares	LATXX
Liquid Assets I Shares	LAIXX
Institutional Reserves Fund	VITXX
Institutional Money Market Fund
WB Capital Limited Term Bond Fund	AFTRX
WB Capital Bond Fund	VBDFX
WB Capital Municipal Bond Fund	AVTFX

GENERAL INFORMATION	3

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	3
Additional Information on Portfolio Instruments	3
Investment Restrictions	15
Portfolio Turnover	18

NET ASSET VALUE	19
Valuation of the Money Market Funds	19
Valuation of the Variable NAV Funds	19

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	20
Information Regarding Purchases	20
IRA	22
Auto Invest Plan	22
Matters Affecting Redemption	22

MANAGEMENT OF THE COMPANY	23
Directors and Officers	23
Investment Adviser	25
Portfolio Transactions	28
Administrator	28
Distributor	29
Administrative Services Plan	30
Custodian	31
Transfer Agency and Fund Accounting Services	32
Independent Accountants	32
Legal Counsel	32

ADDITIONAL INFORMATION	32
Description of Shares	32
Shareholder Meetings	34
Vote of a Majority of the Outstanding Shares	35
Additional Tax Information	35
Yields and Total Returns of Money Market Funds	36
Yields and Total Returns of the Variable NAV Funds	36
Performance Comparisons	39
Ethics Policy	39
Proxy Voting Policy	39
Principal Shareholders	40
Miscellaneous	40

FINANCIAL STATEMENTS	41
APPENDIX A: Bond Ratings	42
APPENDIX B: Tax Exempt vs. Taxable Yields	49

GENERAL INFORMATION

WB Capital Mutual Funds, Inc., formerly known as the Vintage Mutual Funds, (the "Company") is an open-end management investment company which currently offers its shares in series representing six investment portfolios: Liquid Assets, Institutional Reserves, Institutional Money Market, Limited Term Bond, Bond, and Municipal Bond (individually a "Fund" and collectively the "Funds"). All Funds are diversified for the purposes of the Investment Company Act of 1940 (the "Act") and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company was organized on November 16, 1994 under the laws of Maryland and changed its name from Vintage Mutual Funds, Inc. to WB Capital Mutual Funds, Inc. effective July 29, 2008. Shares of some of the Funds may be issued in classes with differing distribution and shareholder servicing arrangements (a "Class"), although only the Liquid Assets Fund offers multiple classes of shares at this time. Subject to certain class level expenses, each share of a Fund ("share") represents an equal proportionate interest in a Fund with other shares of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund, subject to the class level expenses, as are declared at the discretion of the Directors. WB Capital Management Inc. (WB Capital) acts as the Company's investment adviser and provides various other services to the Funds. No investment in shares of a Fund should be made without first reading the Prospectus. References to the "Variable NAV Funds" shall mean the Limited Term Bond, Bond, and Municipal Bond Funds.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.

AVERAGE MATURITY. The average maturity of the Variable NAV Funds represents a weighted average based on the stated maturity dates of each Fund's fixed income securities, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, and (iii) the maturity of mortgage-backed and asset-backed securities which experience periodic principal repayments is determined on an "expected life" basis.

BANK OBLIGATIONS. Each Fund, with the exception of the Institutional Reserves Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may, subject to their respective investment objectives and policies, purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). These Funds may also invest in commercial paper that is not rated but is determined by WB Capital under guidelines established by the Company's Board of Directors, to be of comparable quality.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Limited Term Bond, Bond, and Municipal Bond Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. WB Capital will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

ILLIQUID SECURITIES. The Funds may, subject to their respective investment objectives and policies, invest up to 10 % of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 % limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), may be considered liquid. The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations, and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10 % of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take steps as deemed advisable, if any, to protect liquidity.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may, subject to their respective investment objectives and policies, acquire variable and floating rate securities, subject to such Fund's investment objective, policies and restrictions. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See "Illiquid Securities" above.) Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, letters of credit or other credit support arrangements provided by banks secure such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Fund.

U.S. GOVERNMENT OBLIGATIONS. The Institutional Reserves Fund will invest exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities subject to its investment objective and policies (collectively, "U.S. Government Obligations"). The Liquid Assets, and Institutional Money Market Funds, as well as the Variable NAV Funds may also invest in U.S. Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when WB Capital believes that the credit risk with respect thereto is minimal.

STRIPPED TREASURY SECURITIES. The Variable NAV Funds may invest in certain U.S. Government Obligations referred to as "Stripped Treasury Securities". Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, which were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

FOREIGN INVESTMENTS. The Funds may, subject to their respective investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Yankee Obligations for the Limited Term Bond and Bond Funds. Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers may subject such Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

FUTURES CONTRACTS. The Funds may, subject to their respective investment objectives and policies, invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("“CFTC"”) and the Commission and thus will engage in such transactions solely for bona fide hedging purposes to manage risk associated with various portfolio securities and not for speculative purposes. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Fund from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified securities.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. The Funds will not purchase or sell futures contracts (or related options thereon) if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Fund on its open futures and options positions exceeds 5% of the liquidation value of the Fund after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

To enter into a futures contract, an amount of cash and cash equivalents is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing position or to recover excess variation margin payments.

CALL OPTIONS. The Limited Term Bond and Bond Funds may write (sell) "covered" call options and purchase options to close out options previously written by them. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in WB Capital’s opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OPTIONS CLEARING CORPORATION. A Fund will write only covered call options. (In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options exceeds 15% of the market value of its net assets.)

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's Custodian. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy, which limits the pledging or mortgaging of its assets. The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, WB Capital in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PUT OPTIONS. The Municipal Bond Fund may acquire "puts" with respect to Municipal Securities held in its portfolio and the Limited Term Bond and Bond Funds may acquire "puts" with respect to debt securities held in their portfolios. A put is a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.

The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

The Variable NAV Funds will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

WHEN-ISSUED SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of WB Capital to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

Each of the Funds' commitment to purchase when-issued securities will not exceed 25% of their total assets absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

MORTGAGE-RELATED SECURITIES. The Limited Term Bond and Bond Funds may, consistent with their respective investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include

FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Limited Term Bond and Bond Funds may also invest in mortgage-related securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. CMOs will be purchased only if they meet the rating requirements with respect to each of the Funds' investments in debt securities of U.S. corporations. The CMOs in which these Funds may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Mortgage-related securities will be purchased only if they meet the rating requirements set forth for each Fund with respect to investments in debt securities of U.S. corporations or, if unrated, which WB Capital deems to present attractive opportunities and are of comparable quality.

The Limited Term Bond and Bond Funds may invest a portion of their assets in stripped mortgage-backed securities ("SMBS") which are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive the entire principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

OTHER ASSET-BACKED SECURITIES. The Limited Term Bond and Bond Funds may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARSSM) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDSSM). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments that are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by a Fund only if they meet the rating requirements set forth for each Fund with respect to investments in debt securities of U.S. corporations.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs or enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, each Fund may invest in other asset-backed securities that may be developed in the future. Issuers of mortgage-backed and asset-backed securities often issue one or more classes of which one (the "Residual") is in the nature of equity. The Funds will not invest in any Residual.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may, subject to their respective investment objectives and policies, invest in securities issued by other investment companies, including closely traded funds and the Liquid Assets Fund (collectively these other investment companies are referred to as “Acquired Funds”). Each Fund currently intends to limit its investments in Acquired Funds so that, as determined immediately after a securities purchase is made: (a) not more than 3% of the outstanding voting stock of any one Acquired Fund will be owned by any of the Funds; and (b) such Acquired Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than one and one-half per centum. In addition the Funds also rely on an exemptive order effective July 8, 2003 that allows each Fund to charge its advisory fee when it invests in the Liquid Assets Fund. .As a shareholder of an Acquired Fund, a Fund would bear, along with other shareholders, its pro rata portion of the Acquired Fund’s expenses, including advisory fees. Acquired Funds in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Such charges will be payable by the Funds and, therefore, will be borne directly by shareholders.

The Prospectuses of the Funds include disclosure in the section entitled “Fees and Expenses of the Fund” about the fees and expenses that the Funds directly and indirectly bear as a result of investing in Acquired Funds. The fees and expenses related to investments in Acquired Funds are included in the total annual fund operating expenses in this section of the Prospectus, but do not correlate to the ratio of expenses to average net assets provided in the section of the Prospectuses entitled “Financial Highlights.” The Financial Highlights section reflects only direct operating expenses of the Funds which do not include Acquired Funds fees and expenses.

REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which WB Capital deems creditworthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality although, for the Institutional Reserves, Institutional Money Market, and Liquid Assets Funds, not subject to the same maturity requirements, as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. A Fund may not enter into repurchase agreements if, as a result, more than 10 % of the Fund's net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable.

REVERSE REPURCHASE AGREEMENTS. The Funds may, subject to their respective investment objectives and policies, borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING. The Funds may, subject to their respective investment objectives and policies, seek to increase its income by lending Fund securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange ("NYSE") and will be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Investment of the collateral underlying the Fund's securities lending activities will be limited to short-term, liquid debt securities. The Fund has the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed three days). During the existence of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing and when the consideration that could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed one-third of the value of any Fund's total assets. Fees earned by the Municipal Bond Fund from lending its securities will constitute taxable income to each Fund which, when distributed to shareholders, will likewise generally be treated as taxable income.

MUNICIPAL SECURITIES. Under normal market conditions, at least 80% of the net assets of the Municipal Bond Fund will be invested in Municipal Securities, the interest on which is exempt from the regular federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax imposed on non-corporate taxpayers.

Municipal Securities include debt obligations issued by governmental entities to obtain Funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal individual income taxes and is not treated as a preference item for purposes of the federal alternative minimum tax.

Other types of Municipal Securities which the Municipal Bond Fund may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Project Notes, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Municipal Bond Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and securities with the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the and Municipal Bond Funds. WB Capital will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer's obligations for Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities.

LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES. The Variable NAV Funds may invest in low-rated securities only if they are in Below-Investment-Grade Securities of the fifth highest category or higher, or, if unrated, found by the Adviser to be of comparable quality. Below-Investment-Grade Securities (hereinafter referred to as "junk bonds" or "low-rated and comparable unrated securities") include (i) bonds rated below the fourth highest rating category by a nationally recognized statistical rating organization (an "NRSRO"); and (ii) unrated debt securities of comparable quality.

Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below.

Each of the Variable NAV Funds may invest up to 25% of its total assets in fixed-income securities that are rated within the fifth highest rated category at the time of purchase or, if unrated, found by the Adviser to be of comparable quality. To the extent each Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser will refer to ratings issued by established ratings agencies, it is not a policy of the Company to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund's net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its Fund securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

PAYMENT EXPECTATIONS. Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions that permit the issuer of such securities containing such provisions to redeem, at their discretion, the securities. During periods of declining interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser continually monitors the investments owned by the Funds and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Fund's asset value and the Fund's ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly traded market.

LIQUIDITY AND SERVICING AGREEMENTS. WB Capital's responsibilities as Adviser include the solicitation and approval of commercial banks selected as "Participating Banks" from which a Fund may purchase participation interests in short-term loans subject to Liquidity and Servicing Agreements or which may issue irrevocable letters of credit to back the demand repayment commitments of borrowers. A careful review of the financial condition and loan loss record of a prospective bank will be undertaken prior to the bank being approved to enter into a Liquidity and Servicing Agreement and, once approved, a Participating Bank's financial condition and loan loss record will be reviewed at least annually thereafter.

The principal criteria which the Adviser will consider in approving, rejecting or terminating Liquidity and Servicing Agreements with Participating Banks will include a bank's (a) ratio of capital to deposits; (b) ratio of loan charge offs to average loans outstanding; (c) ratio of loan loss reserves to net loans outstanding; and (d) ratio of capital to total assets. Ordinarily, the Adviser will recommend that a Fund not enter into or continue a Liquidity and Servicing Agreement with any bank whose ratios (as described above) are less favorable than an A1/P1 rating. The Adviser will also consider a bank's classified loan experience, historical and current earnings and growth trends, quality and liquidity of investments and stability of management and ownership. Typically, the Adviser will utilize a variety of information sources, including annual audited financial statements, unaudited interim financial statements, quarterly reports of condition and income filed with regulatory agencies and periodic examination reports (if available) and reports of federally insured banks concerning past-due loans, renegotiated loans and other loan problems.

GUARANTEED LOAN TRUSTS. The Liquid Assets and Institutional Money Market Funds may purchase FmHA Certificates from one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of FmHA guaranteed loans ("FmHA Trusts"). Interest and principal payments of the FmHA Loans would accrue to the benefit of the Fund net of certain FmHA Trust fees and other fees payable to certain parties for servicing the FmHA Loans and arising out of the participation of the guaranteed portion of the FmHA Loans. Each FmHA Certificate will provide certain identifying information regarding the specific FmHA Loan acquired, including the effective rate and reset provision. Each FmHA Certificate will also be redeemable upon not more than five business days' written notice by the Fund to the Trustee for an amount equal to the unpaid balance of the participated portion of the FmHA Loan and accrued interest due thereon. The redemption feature of the FmHA Certificates is backed by unconditional purchase commitments between the Trustee and Participating Banks which require the banks to purchase such loans at par less a processing fee upon no more than five business days’ prior written notice. Such purchase commitments are unconditional and are operative whether the FmHA Loans are in default or experiencing difficulties. The unconditional purchase commitments by the Participating Banks are intended to provide liquidity for the FmHA Loans held by the FmHA Trust and beneficially owned by the Fund. Insofar as the unconditional commitment creates this liquidity, for purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep one Participating Bank from being obligated to purchase more than 25 % of the total assets held by the Fund (as of the date of purchase of the FmHA Certificate), and 10 % as to each additional Participating Bank.

The sole purpose of the trust arrangement is to provide a convenient structure for servicing the FmHA Loans and to eliminate the premium risk that could arise if the Fund invested directly in the FmHA Loans and prepayment were to occur. The Board of Directors believes that the arrangement presents minimal credit risk and that the arrangement is a permissible investment. For purposes of Rule 2a-7, the Fund does not consider the FmHA Loans or the certificates evidencing ownership as illiquid and considers the arrangement with the participating banks as standby unconditional put commitments.

FmHA guaranteed loans are originated by financial institutions, mostly commercial banks, as a direct loan to the borrower. The FmHA guaranteed loans acquired by the Fund will all have variable rates of interest which will reset no less frequently than semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. The FmHA, a division of the U.S. Department of Agriculture, is an independent agency of the United States Government and has the authority to grant the United States Government's full faith and credit guarantee on loans originated by commercial lenders. Through the Rural Development Act of 1972, the FmHA guaranteed loan program was enacted by Congress to help meet the financing needs of small businesses, farms and community facilities in rural areas. Guarantees are issued on loans obtained by those persons who meet FmHA criteria. Typically borrowers eligible for FmHA loans face a degree of financial stress which prevents them from qualifying for non-guaranteed credit based on the standards of commercial lenders. The lender submits applications for loan guarantees to the local FmHA county officer for approval. Local officials review the application to determine whether the borrower, lender and proposed loan meet program requirements. Loan terms are negotiated with the lender and the borrowers, but the terms must fall within FmHA guidelines. The FmHA will guarantee up to 90 % of the total loan depending upon the loan's soundness. Under the FmHA Loan program, the guaranteed portion of FmHA loans may be participated, sold by the originating bank and traded in the secondary market. The Fund will only invest in the guaranteed portions of FmHA Loans that are so participated. While the most current government figures indicate the outstanding balance on guaranteed loans to be over $4 billion, it is estimated that approximately 20 % of the total outstanding balance of guaranteed loans have actually been participated in the secondary market.

The FmHA guaranty guarantees the repayment of principal and interest unconditionally and accrues to the benefit of the person owning the participated portion of the guaranteed FmHA loan. When the FmHA loans are sold the guaranty is assigned to the purchaser and is unconditional and irrevocable. All FmHA loans purchased by the Trust will be valued by the Fund at par.

The trustee will communicate to the Fund's Investment Adviser the status of loan payments and delinquencies. In addition, Participating Banks, subject to the unconditional commitments to purchase the participated FmHA Loans, will be subject to on-going credit review by the Fund's Investment Adviser. To the extent that any of the banks deteriorate in credit quality from the standard set by regional banks with the highest credit ratings by NRSRO's, the Investment Adviser will take action to replace such banks with another bank with an appropriate credit rating or, if unrated, with a comparable credit quality based on the Investment Adviser's analysis.

Investment Restrictions

The following are fundamental investment restrictions of the Funds, which may not be changed without a shareholder vote. Under these restrictions a Fund may not:

1.	Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

2.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

3.	Purchase or sell real estate (although investments by the Equity Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction);

4.

Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (25% for the Bond Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

5.	Make loans, except that the Fund may purchase or hold debt securities, lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

Each of the Variable NAV Funds will be diversified according to the Act and will not:

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

Each of the Limited Term Bond and Bond Funds will be diversified according to Subchapter M requirements and will not:

Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

The Municipal Bond Fund will not:

1.     Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

2.     Write or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may acquire puts with respect to Municipal Obligations in its portfolio and sell those puts in conjunction with a sale of those Municipal Obligations.

The Limited Term Bond and Bond Funds may not:

1.

Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 % of the value of the Fund's net assets at the time the borrowing is incurred; provided, however, that the Fund may enter into transactions in options, futures and options on futures. The Fund will not purchase securities when borrowings exceed 5 % of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage;

2.

Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with investment objectives and policies, (ii) enter into repurchase agreements, and (iii) lend Fund securities against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100 % of the value of the securities loaned provided no such loan may be made if as a result the aggregate of such loans of the Fund's securities exceeds 30 % of the value of the Fund's total assets;

3.	Issue senior securities, bonds, or debentures, or concentrate its investments in any one industry;

4.	Invest in the securities of a company for the purpose of exercising control or management;

5.     Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin; and

6.     Concentrate investments in any industry. However, the Fund may invest up to 25 % of the value of its total assets in any one industry.

The Liquid Assets, Institutional Reserves and Institutional Money Market Funds may not:

1.

Pursuant to Rule 2a-7, invest more than 25 % of its total assets in loan participations purchased from, loans backed by letters of credit issued by, or guaranteed by, one Participating Bank and 10 % for each Participating Bank thereafter (determined as of the date of purchase);

2.	Invest with a view to exercising control or influencing management;

3.     Invest more than 10 % of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d) (1) of the Investment Company Act of 1940;

4.     Purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities;

5.     Make short sales of securities or maintain a short position or write purchase or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof;

6.     Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (8) below and then securities mortgaged, hypothecated or pledged may not exceed 5 % of the Funds' total assets taken at market value;

7.     Purchase loan participations other than from banks which have entered into a Liquidity and Servicing Agreement and which have a record, together with predecessors, of at least five years of continuous operation;

8.     Enter into repurchase agreements if, as a result thereof, more than 5 % of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and

9.     Purchase loan participations from any Participating Bank if 5 % or more of the securities of such Bank are owned by the Adviser or by directors and officers of the Fund or the Adviser, or if any director or officer of the Fund or the Adviser owns more than 0.5 % of the voting securities of such Participating Bank.

10.   Make loans to other persons, provided the Fund may make investments and enter into repurchase agreements;

11.   Borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10 % of its total assets, nor purchase securities at any time borrowings exceed

5 % of its total assets;

12.	Issue senior securities or concentrate its investments in any one industry.

The Liquid Assets Fund and Institutional Money Market Funds have also adopted the following fundamental investment restrictions. The Funds may not:

1.	Invest more than 80 % of its total assets in loans and loan participations purchased from Participating Banks and FmHA Certificates;

2. Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, loans, loan participations purchased from Participating Banks and FmHA Certificates) or for which no ready market exists;

The Institutional Reserves Fund has also adopted the following fundamental investment restrictions. The Institutional Reserves Fund may not:

Make any investment not otherwise permitted for public agencies and local governments under the laws of the states governing the investments of such public agencies and local governments which invest in the Fund.

The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding shares of that Fund. A Fund may not:

1.

Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 10 % of that Fund's net assets.

2.     Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

3.     Purchase participation or direct interests in oil, gas or other mineral exploration or development programs;

4.     Purchase securities from another investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in shares of other investment companies, including other Funds for which WB Capital acts as adviser subject to such restrictions as may be imposed by the 1940 Act or any state laws;

5.     Invest more than 5 % of total assets in puts, calls, straddles, spreads or any combination thereof; and

6.

With respect to the Limited Term Bond and Bond Funds, invest more than 10 % of total assets in securities of issuers which together with any predecessors have a record of less than three years’ continuous operation.

If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover for any of the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

Because the Liquid Assets, Institutional Money Market, and Institutional Reserves Funds intend to invest entirely in securities with maturities of less than 397 days and because the Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to each of these Funds is expected to be zero percent for regulatory purposes.

NET ASSET VALUE

The net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading or the Federal Reserve Bank of Chicago is open, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no shares are tendered for redemption and no orders to purchase shares are received. Currently, either the NYSE or Federal Reserve Bank of Chicago are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUNDS

The Liquid Assets, Institutional Reserves, and Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price these Funds would receive if they sold the instrument. The value of securities in these Liquid Assets, and Funds can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Liquid Assets, Institutional Reserves, and Institutional Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase securities with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly considers what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE VARIABLE NAV FUNDS

Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in WB Capital's best judgment under the supervision of the Company's Board of Directors.

Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Variable NAV Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

The Company may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Company under the general supervision of the Company's Board of Directors. The Adviser may from time to time use one or more of several pricing services available.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

INFORMATION REGARDING PURCHASES

Shares in each of the Company's Funds are sold on a continuous basis by the "Distributor" which has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing shares directly from the Distributor, shares may be purchased, in accordance with procedures established by the Distributor, through broker/dealers, banks, investment advisory firms and other financial institutions ("Participating Organizations").

Purchases of shares in a Fund will be effected only on a Business Day (as defined in "NET ASSET VALUE"). The public offering price of the Variable NAV Funds will be the net asset value per share (see "NET ASSET VALUE") as determined on the Business Day the order is received by the Distributor, but only if the Distributor receives the order by the Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day. In the case of an order for the purchase of shares placed through a Participating Organization, it is the responsibility of the Participating Organization to transmit the order to the Distributor promptly.

All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant, third party and credit card convenience checks are not accepted, a fee is charged for checks that do not clear, the Funds will not accept a P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Upon receipt by the Distributor of an order to purchase shares, shares of the Liquid Assets, Institutional Reserves, Institutional Money Market and Funds are purchased at the next determined net asset value per share (see "NET ASSET VALUE"). An order to purchase shares of any of these Funds will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Funds' custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase shares of the Liquid Assets, Institutional Reserves, or Institutional Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the Funds' custodian, if received prior to 3:00 p.m. Central Standard Time that day. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Liquid Assets, Institutional Reserves, and Institutional Money Market Funds each strongly recommend that investors of substantial amounts use federal funds to purchase shares.

An order received prior to a Valuation Time on any Business Day for the Liquid Assets, Institutional Reserves, or Institutional Money Market Fund will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares purchased before 11:00 a.m., Central Standard Time, begin earning dividends on the same Business Day. Shares purchased after 11:00 a.m., Central Standard Time, begin earning dividends on the next Business Day. All Shares of the Liquid Assets, Institutional Reserves, Institutional Money Market and Funds continue to earn dividends through the day before their redemption.

Every shareholder of record will receive a confirmation of each transaction in their account, which will also show the total number of shares of a Fund owned by the shareholder. Sending confirmations for purchases and redemptions of shares held by a Participating Organization on behalf of its Customer will be the responsibility of the Participating Organization. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Shares of a Fund sold to the Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund's custodian within the settlement requirements defined in the Securities Exchange Act of 1934. If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Funds at (800) 438-6375.

Participating Organizations provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. They may arrange with their clients for other investment or administrative services. Such Participating Organizations may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's yield or return. Participating Organizations may also hold Fund Shares positions in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Participating Organizations. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with the transfer agent for the Funds. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums. Some of the Participating Organizations may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of Shares or the reinvestment of dividends may not be available through such Participating Organizations. Some Participating Organizations may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such Participating Organizations' material regarding their fees and services. Shareholders should also consider that certain Participating Organizations might offer services that may not be available directly from the Fund.

Depending upon the terms of the particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Participating Organization. The Prospectus should be read in conjunction with any such information so received from a Participating Organization.

The Distributor, at its expense, with voluntary assistance from WB Capital in its sole discretion, may also provide other compensation to broker/dealers that are Participating Organizations ("Dealers") in connection with sales of shares of a Fund. Compensation may include financial assistance to Dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and other Dealer-sponsored special events. In some instances, this compensation may be made available only to certain Dealers whose representatives have sold or are expected to sell a significant amount of shares. Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. All IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an IRA must distinguish the type and year of the contribution.

For more information on an IRA call the Funds at (800) 438-6375. Investment in shares of the Municipal Bond Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax Adviser on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account, which will automatically be invested in Shares at the public offering price on the dates of the deduction.

The required minimum initial investment when opening an account using the Auto Invest Plan is $10,000; the minimum amount for subsequent investments in a Fund is $100. Investments may be made on the 5th or 20th of each month, on the 5th and 20th of each month, or on the 20th of each quarter (Mar., June, Sept., Dec.). To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application, which can be acquired by calling (800) 438-6375. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

MATTERS AFFECTING REDEMPTION

To the greatest extent possible, the Company will attempt to honor requests from shareholders for (a) same-day payments upon redemption of Liquid Assets, Institutional Reserves, or Institutional Money Market Fund shares if the request for redemption is received by the Distributor before 11:00 a.m. Central Standard Time on a Business Day or, if the request for redemption is received after 11:00 a.m. Central Standard Time, to honor requests for payment on the next Business Day, or (b) next-day payments upon redemption of the Variable NAV Funds if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

All or part of a Customer's shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall only include members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature if it believes that transaction would otherwise be improper. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about the procedures, contact the Funds.

For wire redemption, the then-current wire redemption charge may be deducted from the proceeds. This charge, if applied, will vary depending on the receiving institution’s charge for a wire redemption. Ordinarily, it is not necessary for Shareholders to confirm telephone redemption requests in writing.

If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Company, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

The Company may redeem shares of each of the Funds involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act. See "NET ASSET VALUE" in this SAI.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the shareholders of the Company. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

The Board of Directors meets quarterly and has established standing committees to address certain review and approval obligations of the Board in connection with the quarterly board meetings and the Fund’s annual meeting. The Board has established Audit, Contracts, and Administration committees.

During the last fiscal year, the Audit Committee met two times. The Audit Committee operates under a charter adopted by it, which is reviewed and approved annually by the committee. The Audit Committee is comprised solely of non-interested directors consisting presently of Debra Jones, Fred Lorber, and Edward Stanek. Debra Jones is the named Audit Committee Financial Expert. The Audit Committee’s purpose and function is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee also oversees the quality and objectivity of the independent audit and the Fund’s financial statements. The Audit Committee further recommends the selection, retention, or termination of the independent auditors and meets with the Fund’s independent auditors from time to time as they or it may require to review the arrangements for and scope of the annual audit, and to discuss any matters of concern relating to the audit and/or with respect to the Fund’s internal accounting controls and management responses.

The Contracts Committee met one time in the last fiscal year. The purpose and function of the Contracts Committee is to review and recommend approval of the various contracts the Fund enters into with its service providers, including but not limited to the investment advisory agreement, the underwriting and distribution agreement, and the custodian agreement among others. The members of the Contracts Committee include Steve Zumbach and William Howard.

The Administration Committee met one time in the last fiscal year. The Administration Committee’s purpose and function is to make nominations for independent directors and in connection therewith to evaluate candidate qualifications and establish their independence from the Fund’s manager and principal service providers. The Administration Committee has not determined whether it will accept nominations from shareholders to fill vacancies on the Board due to resignation, death or an increase in the size of the Board. The Administration Committee further periodically reviews board governance practices, board evaluations and makes recommendations on any changes to these practices and/or the by-laws. The Administration Committee also periodically reviews the composition of the Board of Directors to determine whether or not it may be appropriate to expand the Board. Finally the Administration Committee periodically reviews Director compensation and recommends changes to such compensation to the independent directors as a group. The Administration Committee also monitors the performance of legal counsel. The Administration Committee is currently comprised of Steven Zumbach and Fred Lorber.

Directors and Officers, respectively, together with information as to their principal business occupations during the last five years, service on other publicly traded boards or registered investment company boards, and other information are shown below. The address for each of the Directors and Officers is: 1415 28th Street, Suite 200 West Des Moines, IA 50266.

Name, Contact, Address and Age	Position held with WB Capital	Length of Time Served	Principal Occupations During Past Five Years	Portfolios Overseen By Director	Outside Directorships
Independent Directors:
William J. Howard Age 63	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present.	6	None
Debra Jones Age 48	Director	Since 1998	President, Vodaci Technologies from 2000 to present,	6	None
Fred Lorber Age 85	Director	Since 1998	Retired	6	None
Edward J. Stanek, Ph.D. Age 62	Director	Since 1998	Consultant 2007 to present. President and CEO, Iowa Lottery from 1985 to 2007.	6	None
Steven Zumbach Age 59	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	6	None

Officers:
Doug Gulling Age 55	Acting President	Since 2009	Interim CEO, Treasurer, Board member, WB Capital. CFO, West Bancorporation 2001 to present.	N/A	N/A
Amy Mitchell, Age 40	Treasurer/ Secretary	Since 1998/Since January 2004.	Director of Fund Administration, WB Capital, 1990 to present	N/A	N/A
Vera Lichtenberger Age 57	Chief Compliance Officer	Since 2004	CCO, WB Capital since 2004. Iowa Legal Aid 2002-2004.	N/A	N/A

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the adviser and its parent or affiliates do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Adviser receive an annual retainer fee, $1,200 for each Board of Directors meeting attended, and $500 for each committee meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

COMPENSATION TABLE

Name of Person	Position	Aggregate Compensation
From Registrant (6- Funds)
William J. Howard	Director	$15,800
Debra Jones	Director	$17,300
Fred Lorber	Director	$16,800
Edward J. Stanek	Director	$16,800
Steven Zumbach	Chairman & Lead Director	$17,800

The Funds do not have a pension or retirement plan.

The Directors Fund ownership as of December 31, 2008 is represented in the following table as:

A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Fund Series	William J. Howard	Debra Jones	Fred Lorber	Edward J. Stanek	Steven Zumbach
LAF	A	A	D	A	A
IRF	NA	NA	NA	NA	NA
IMMF	NA	NA	NA	NA	NA
Limited Term Bond	A	A	A	A	A
Bond	A	A	A	A	A
Municipal Bond	A	A	A	A	A
Total	A	A	D	A	A

INVESTMENT ADVISER

Investment advisory services are provided by WB Capital, West Des Moines, Iowa, pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement"). WB Capital is a wholly owned subsidiary of West Bancorporation. West Bancorporation is a publicly traded bank holding company that owns and operates West Bank, an Iowa state chartered bank.

Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services for the Funds. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays WB Capital a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, 0.35% for the Liquid Assets, Institutional Money Market, and Institutional Reserves Funds, 0.50% for the Limited Term Bond, 0.55% for the Bond Fund, and 0.50% for the Municipal Bond Fund. WB Capital may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

The total investment advisory fees recorded by the Funds referenced below for the fiscal year ended

March 31, 2009:

Institutional Reserves Fund	$211,616
Institutional Money Market	$239,263
Liquid Assets Fund	$367,338
Limited Term Bond Fund	$128,767
Bond Fund	$326,543
Municipal Bond Fund	$57,355

The total investment advisory fees waived for the Funds referenced below for the fiscal year ended March 31, 2009:

Institutional Reserves Fund	$73,439
Institutional Money Market	$189,125

The total investment advisory fees recorded by the Funds referenced below for the fiscal year ended March 31, 2008:

Institutional Reserves Fund	$227,929
Institutional Money Market	$282,834
Liquid Assets Fund	$416,772
Limited Term Bond Fund	$147,893
Bond Fund	$387,816
Municipal Bond Fund	$76,947

The total investment advisory fees waived for the Funds referenced below for the fiscal year ended March 31, 2008:

Institutional Reserves Fund	$123,181
Institutional Money Market	$209,037

The total investment advisory fees recorded by the Funds referenced below for the fiscal year ended March 31, 2007:

Institutional Reserves Fund	$232,531
Institutional Money Market	$276,737
Liquid Assets Fund	$451,284
Limited Term Bond Fund	$186,132
Bond Fund	$446,928
Municipal Bond Fund	$106,125

The total investment advisory fees waived for the Funds referenced below for the fiscal year ended March 31, 2007:

Institutional Reserves Fund	$132,875
Institutional Money Market	$234,964

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund and from year to year, if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding shares of the relevant Fund, and a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of that Fund, or by WB Capital. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that WB Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of WB Capital in the performance of its duties, or from reckless disregard by WB Capital of its duties and obligations thereunder.

Portfolio Management

The Fixed Income Team consists of Jon Augustine, Laurie Mardis, and John Osier. Laurie Mardis is the lead member of the fixed income team for the WB Capital Funds.

Jon Augustine, CFA, is Chief Investment Officer for WB Capital (since January 2009). Jon has been with WB Capital since 1999. He has a BA and MBA from the University of Iowa.

Laurie Mardis, CFA, serves as the Fixed Income Manager and has been with WB Capital since 2001. She worked at Wells Fargo from 1996-2001. Her experience includes fixed-income research. Laurie has BSBA and MBA degrees from Drake University.

John Osier, CFA, has been a Fixed Income Research Analyst with WB Capital since 2006. Prior to that he worked for. Oppenheimer Funds Inc. from 2001-2006. John has a BS degree from Iowa State University.

The fixed income team advises several other public fund accounts with money market portfolios or direct fixed term asset investments. In the event of a conflict between accounts (such as limited securities for investment), the investment policy of WB Capital outlines the procedural steps the managers should follow (such as the allocation of opportunities).

Other Accounts:	Registered investment company	Pools	Other Accounts	Aggregate dollars
John Osier	0	1	66	$72,824,933
Laurie Mardis	2	3	105	$3,624,907,993

The Portfolio Management Team members Fund ownership as of December 31, 2008 is represented in the following table as:

A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	over $1 million

Fund Series	Jon Augustine	Laurie Mardis	John Osier
LAF	A	A	A
IRF	NA	NA	NA
IMMF	NA	NA	NA
Limited Term Bond	A	A	A
Bond	A	C	A
Municipal Bond	A	A	A
Total	A	C	A

Compensation of portfolio management team

The portfolio management team members are compensated by a fixed salary, benefits (including 401(k) plan), and bonuses. The bonuses for portfolio managers are determined by a formula that considers the performance of a composite of all accounts they manage in categories of accounts (equity/fixed income/money market) against a selected appropriate index for that composite. The performance bonus includes an annual component and a three-year performance component. Composites and their indexes:

Core Fixed Income/ Barclays Aggregate Index;

Taxable Cash Management/iMoneyNet Govt. MM Index (net) & the ML 3 month Treasury Index (added 4/1/06);

Core Municipal/Merrill Lynch 1-12 Muni Index (until 3/31/06); Merrill Lynch 2-17 year Muni Index (as of 4/1/06).

Life Insurance/ Barclays Aggregate Index ;

P&C Ins./ Barclays Intermediate Aggregate Index;

Intermediate Core/ Barclays Intermediate Govt./Credit Index ;

Intermediate High Quality/ Barclays Intermediate Govt./Credit A+ Index;

Intermediate Government/ Barclays Intermediate Govt. Index;

Low Duration;/ Barclays1-3 yr. Govt. /Credit Index;

Stable Asset/ Barclays1-3 yr. Govt. Index;

Enhanced Cash/50% 3 Mo T-Bill &50% 1-3 year Barclays Govt./Credit;

Balanced Mutual Fund/S&P 500/BarclaysIntermediate Govt./Credit (50/50)

Barclays Capital calculates and publish the indexes developed by Lehman Brothers Holdings, which Barclays acquired in September 2008.

The Portfolio

PORTFOLIO HOLDINGS DISCOSURE

IMMF portfolio holdings are disclosed monthly on the IPASeducation.org website. Otherwise, the Fund’s policy as adopted by the Board of Directors is not to make disclosures of portfolio holdings for any of the Funds available to anyone not otherwise entitled to review them, except quarterly. Such disclosures will be made available when the Fund files its Form N-Q, which is normally within 60 days of the end of each calendar quarter. The entire list of securities holdings of the Fund will be available on the Fund’s website with the filing of       form N-Q.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, WB Capital determines, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, WB Capital, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by WB Capital. Any such other Fund, investment company or account may also invest in the same securities as the Company on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of more than one Fund or a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which WB Capital believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, WB Capital may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution.

ADMINISTRATOR

WB Capital serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement, by the Transfer Agent under the Transfer Agency Agreement and by the Fund Accountant under the Fund Accounting Agreement.)

Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Funds with the Fund's preparation of its Annual and Semi-Annual Reports to shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds' operations other than those performed by WB Capital under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement, by the Distributor under the Distribution Agreement, by the Transfer Agent under the Transfer Agency Agreement and by the Fund Accountant under the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to 0.21% of the average daily net assets of the Liquid Assets, Institutional Reserves, Institutions Money Market and Funds and 0.26% of the average daily net assets for all other WB Capital Mutual Funds or (2) such other fee as may be agreed upon in writing by the Company and the Administrator. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

The Administration Agreement shall be renewed automatically for successive terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable on not less than 60 days' notice by the Company's Board of Directors or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

Foreside Distribution Services, LP serves as distributor to the Funds pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

Unless otherwise terminated, the Distribution Agreement will continue if such continuance is approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding shares of the Funds and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The current Distribution Agreement is terminable by either party on 60 day notice, and is dated March 31, 2009, with renewal and termination as provided therein.

The Funds are not sold subject to commissions and the Distributor received no commissions for the fiscal years ended March 31, 2009, March 31, 2008, and March 31, 2007.

The Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations.

As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with shares of a Fund purchased and held by the Participating Organization for the accounts of its Customers and shares of a Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization's Customer account cash balances in shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at an annual rate of the average aggregate net asset value of the shares of the Fund held during the period in Customer accounts for which the Participating Organization has provided services under this Agreement. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organization under the Rule 12b-1 Agreement. The maximum fee is 0.25% on all Classes and Funds (except for Liquid Assets “T” and “I” share Classes, “T” and “I” share Classes which are not included in the plan). Currently, such fees are limited to 0.15% for "S2" Shares of Liquid Assets, and 0.00% for all other Classes and Funds. However, WB Capital as Adviser and Administrator to the Company may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Company up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

As required by Rule 12b-1, the Plan was initially approved by the shareholders of each Class of shares of a Fund and by the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding shares of the Fund. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Directors shall be committed to the discretion of such disinterested persons.

All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors, and (ii) by the vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

The Board of Directors of the Company believes that the Plan is in the best interests of each of the Funds to which it applies since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

For the fiscal year ended March 31, 2009, no distribution fees were authorized for the Institutional Reserves, Institutional Money Market Limited, Limited Term Bond, Bond, and Municipal Bond Funds. For the fiscal year ended March 31, 2009, the Liquid Assets Fund distribution fees were in the amount of $137,259. Distribution fees cover the costs of distribution as well as payments made by the Distributor to Participating Organizations.

ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

The Administrative Services Fee payable by the Liquid Assets Fund S2 shares to certain Participating Organizations under the Fund’s Administrative Services Plan has been temporarily reduced from 25 basis points to 15 basis basis points in an attempt to help the Fund maintain a zero or positive net yield. As covered in Schedule I of the Administrative Services Plan, the Fund's Board of Directors amended the Present Approved Fee from 25 basis points to 15 basis points on the S2 shares. Notwithstanding the foregoing, the Maximum Annual Fee that can be paid has not been reduced from 25 basis points and the fee reduction may be terminated at any time. The reduction of fee was effective as of March 31, 2009.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Fund, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organizations has agreed to provide certain administrative support services in connection with shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay each Participating Organization a monthly fee, computed at an annual rate of 0.25% of the average aggregate net asset value of shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement.

At present, the Company is authorized to pay servicing fees of 0.15% on the "T" shares of the Liquid Assets Fund. Such fees may be voluntarily waived or supplemented by the adviser, as disclosed in the prospectus. Such waiver or supplement may be ended at any time.

The Company pays no servicing fees on the other Funds or Classes offered by a Prospectus, although it may begin to do so at any time without further notice to shareholders. WB Capital, as Adviser and Administrator, may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Company or Fund or class thereof.

WB Capital, as Adviser and Administrator, may enter into administration agreements with retirement plan administrators or other entities which provide account services, and may pay for such services, at no expense to the Funds.

CUSTODIAN

The Bank of New York, New York, serves as custodian for the Funds (the "Custodian") pursuant to the Custodian Agreement between the Company and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days' advance written notice to the other party. Notwithstanding the foregoing, the Custodian Agreement, with respect to a Fund, must be approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding shares of that Fund, and a majority of the Directors who are not parties to the Custodian Agreement or interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement ("Disinterested Persons") by votes cast in person at a meeting called for such purpose.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

WB Capital also serves as the Funds' transfer agent (the "Transfer Agent") to the "S2" and "I" shares of the Liquid Assets Fund, the Institutional Reserves Fund, and the Institutional Money Market Fund pursuant to a Transfer Agency Agreement. CITI Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as transfer agent (the "Transfer Agent") for all other Funds pursuant to a Transfer Agency Agreement dated February 13, 1998. BISYS Fund Services was acquired by CITI on August 1, 2007, and the name of the Transfer Agent changed at that time. Pursuant to such Agreements, the Transfer Agent, among other things, performs the following services in connection with each of the Funds' shareholders of record: maintenance of shareholder records for each of the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record and out-of-pocket expenses.

In addition, WB Capital provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. WB Capital receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of 0.03% of that Fund's average daily net assets. Under such Agreement, WB Capital maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gains distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1100 Walnut Street, Suite 3300, Kansas City, Missouri 64106, were the Independent Registered Public Accounting Firm for the Company for the fiscal year ended March 31, 2009. Deloitte & Touche LLP performed an annual audit of the Funds' financial statements and provided other services related to filings with respect to securities regulations. Reports of their activities have been provided to the Company's Board of Directors.

LEGAL COUNSEL

Cline, Williams, Wright, Johnson & Oldfather, LLP 1900 U.S. Bank Building, 233 S. 13th Street, Lincoln, Nebraska 68508, is counsel to the Company.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Company is a Maryland corporation, organized on November 16, 1994. The Company's Articles of Incorporation and all amendments are on file with the State Department of Assessments and Taxation of Maryland. The Articles of Incorporation authorize the Board of Directors to issue 100,000,000,000 shares, with a par value of $0.001 per share. The Company consists of several funds organized as separate series of shares. Some series are further divided presently in up to four additional "classes" of shares that bear different class level fees. Additional series and additional classes of a series may be authorized in the future. At present, only the Liquid Assets is offered with classes. The establishment of classes of shares was approved by the Board of Directors under the provisions of a plan adopted pursuant to Rule 18f-3, which Plan sets forth the basis for allocating certain expenses among the classes of the Company's shares. Under Rule 18f-3 and the Plan, the Company is permitted to establish separate classes that allow for different arrangement for shareholder services, distribution of shares and other services and to pay different “class” expenses.

The consideration received by the Company upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to the Fund by the Company's Board of Directors, subject only to the rights of creditors of the Fund, constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the Company’s books of account, and are charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Company. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are made in any manner the Board of Directors deems fair and equitable and are conclusive for all purposes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in this SAI, the shares will be fully paid and nonassessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution of any general assets not belonging to any particular Fund which are available for distribution. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the Transfer Agent. The Company’s Articles of Incorporation authorize the Board of Directors to terminate a Fund or any class by notice to shareholders without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. Approval of changes to the Rule 12b-1 Plan applicable to a Fund, or to a class of shares of a Fund would only be effectively acted upon with respect to the Fund or to a class of shares of a Fund, if approved by a majority of the outstanding shares of such Fund or class of shares. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by shareholders of the Company voting without regard to series or classes.

SHARE CLASSES:

SHARE CLASS	CLASS DESCRIPTION

"S2"	These shares are normally offered through
financial institutions providing automatic "Sweep"
investment programs to their customers. These
shares bear separate distribution and/or
shareholder servicing fees. Participating
Organizations selling or servicing these shares may
receive different compensation with respect to one
class over another. The Liquid Assets Fund offers

 Class “S2” shares.

"T"	These shares are offered through trust organizations or
others providing shareholder services such as
establishing and maintaining custodial accounts and
records for their customers who invest in "T"
shares, assisting customers in processing purchase,
exchange and redemption requests and responding to
customers' inquiries concerning their investments,
though they may also be used in "sweep" programs.
These shares bear separate distribution and/or
shareholder servicing fees. Participating
Organizations selling or servicing these shares may
receive different compensation with respect to one
class over another. The Liquid Assets Fund offers

Class T shares.

"I"	These shares pay no shareholder or servicing fees
and are normally offered directly by the
distributor or through trust organizations
providing fiduciary account services for an
additional fee. The Liquid Assets Fund offers Class I shares.

Shares are normally offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear a pro rata portion of all operating expenses paid by each Fund.

SHAREHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate Bylaw provisions and generally will not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders at which time the Directors then in office will call a shareholders' meeting for the election of Directors. The Maryland General Corporation Law also contains procedures for removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 % of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 % of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender or the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by the Articles of Incorporation or applicable law. For example, shareholders of each Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants. However, shareholders of a particular Fund will vote as a Fund, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Fund's Investment Advisory Agreement, Plan and Services Plan, except that shareholders of the , the Liquid Assets, , and Equity Funds will vote by class on matters relating to that Fund's Plan and Services Plan.

As used in the Prospectus and the SAI, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, and gains from the sale of securities, invest in securities within certain statutory limits, and distribute at least 90% of its net income each taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if the holder holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

FOREIGN TAXES. Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. However, if a Fund invests in the stock of certain foreign corporations that constitute a Passive Foreign Investment Company ("PFIC"), then federal income taxes may be imposed on a Fund upon disposition of PFIC investments.

SHAREHOLDERS' TAX STATUS. Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Funds if those Funds were regular corporations, and to the extent designated by those Funds as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

CAPITAL GAINS. Capital gains, when experienced by a Fund, could result in an increase in dividends. Capital losses could result in a decrease in dividends. When a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

BACKUP WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 29% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the Fund) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

ADDITIONAL TAX INFORMATION CONCERNING THE MUNICIPAL BOND FUND

The Municipal Bond Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from the regular federal income tax. To the extent that dividends distributed by the Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for regular federal income tax purposes. The Fund will inform shareholders annually as to the portion of the distributions from the Fund that constituted "exempt-interest dividends." Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Municipal Bond Fund. No attempt is made to present a detailed explanation of the income tax treatment of either Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Municipal Bond Funds are urged to consult their tax advisers with specific reference to their own tax situation.

YIELDS AND TOTAL RETURNS OF THE MONEY MARKET FUNDS

The "current yield” of the Institutional Reserves, Liquid Assets, and Institutional Money Market Funds for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one %. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

The current yield and effective yield of the Funds will vary in response to fluctuations in interest rates and in the expenses of the Funds. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described on the next page.

Each Fund may wish to publish total return figures in its sales literature and other advertising materials. For a discussion of the manner in which such total return figures are calculated, see "Yields and Total Returns of the Variable NAV Funds--Total Return Calculations" below.

YIELDS AND TOTAL RETURNS OF THE VARIABLE NAV FUNDS

YIELD CALCULATIONS. Yields of each of the Funds except the Institutional Reserves, Liquid Assets, and Institutional Money Market Funds will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

a - b
Yield = 2 [( ------- + 1)exp(6) - 1]
cd

Where: a	=	dividends and interest earned during the period.

b	=	expenses accrued for the period (net of reimbursements).

              c      =      the average daily number of shares outstanding during the period that were entitled to receive dividends.

d	=	maximum offering price per Share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

For the 30-day period ended March 31, 2009, the yields for the Funds were as follows:

Limited Term Bond Fund	3.05%
Bond Fund	5.25%
Municipal Bond Fund	2.86%

During any given 30-day period, the Adviser or the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

From time to time, the tax equivalent 30-day yield of the Municipal Bond Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

TOTAL RETURN CALCULATIONS. Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual	ERV
Total Return =	[(------)exp (1/n) - 1]
P

Where:	ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at
the beginning of the period.

P =	hypothetical initial payment of $1,000.

N =	period covered by the computation, expressed in terms of years.

The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total	ERV
Return =	[(------] - 1]
P

Where:	ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

P =	hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

AFTER-TAX RETURNS

The returns presented below are shown both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. For the calculations assuming all shares are sold at the end of each period, a negative pre-tax total return translates into a higher after-tax return because the calculation assumes a tax deduction for the loss incurred on the sale.

Actual after-tax returns will vary based on each investor’s tax situation and may differ from those shown. Note that for funds owned in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax returns do not apply because such accounts are not subject to current taxes.

Keep in mind that past performance, whether before or after taxes, is not indicative of future performance.

Average Annual Total Returns	Periods Ended March 31, 2009

	One Year	Five Years	Ten Years	Since Inception	Cumulative Total Return
Limited Term Bond Fund (inception 6/15/95)
Returns Before Taxes	-0.82%	2.63%	3.48%	3.97%	71.05%
Returns After Taxes on Distributions	-2.16%	1.36%	1.91%	2.25%
Returns After Taxes on Distributions and Sales of Fund Shares	-1.73%	1.10%	1.55%	1.85%

Bond Fund (inception 7/7/95)
Returns Before Taxes	-0.21%	3.07%	4.57%	5.15%	99.49%
Returns After Taxes on Distributions	-1.82%	1.51%	2.67%	3.01%
Returns After Taxes on Distributions and Sales of Fund Shares	-1.46%	1.22%	2.19%	2.49%

Municipal Bond Fund (inception 2/16/93)
Returns Before Taxes	4.41%	2.68%	3.72%	4.30%	97.10%
Returns After Taxes on Distributions*	3.02%	1.34%	2.28%	2.77%
Returns After Taxes on Distributions and Sales of Fund Shares*	2.41%	1.08%	1.86%	2.30%
*This fund’s investment objective is tax exempt income.

PERFORMANCE COMPARISONS

Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in iMoneyNet, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders. The Funds may also include in advertisements and reports to shareholders information comparing the performance of WB Capital or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

ETHICS POLICY

The Company, WB Capital, and Foreside Distribution Services, LP have adopted codes of ethics under Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics permit personnel of the Company, Investment Adviser and Principal Underwriter and other persons (“covered persons”) to invest in securities, including securities that may be purchased or held by the Fund, subject to certain conditions and reporting obligations by such covered persons.

PROXY VOTING POLICY

The Company investments are not the type for which proxy voting generally applies. In the event that any of the Funds receives a proxy, the Company has delegated proxy-voting decisions on securities held in the Funds to WB Capital, the investment adviser. WB Capital has a proxy voting policy which is approved by the Board of Directors.

If WB Capital determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Company and any of the Funds, WB Capital will either (i) disclose such conflict of interest to the Board of Directors and obtain their consent before voting the proxy; or (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service.

Information on how each of the Funds voted proxies relating to portfolio securities during each prior 12-month period ended June 30th is filed with the SEC on Form N-PX. Form N-PX is available: (1) without charge, upon request by calling the Funds at (800) 798-1819; and (2) on the SEC's website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of March 31, 2009, the following persons owned 5 % or more of the outstanding shares of the Funds indicated:

Institutional Reserves Fund

Share
Name	Amount	% Ownership
WINNEBAGO COUNTY COLLECTOR	19,823,301	27%
DIXON PUBLIC SCHOOLS	13,410,306	18%
WINNEBAGO COUNTY TREASURER	9,430,318	13%
ROCK VALLEY COLLEGE	4,555,892	6%
REGIONAL OFFICE OF EDUCATION	3,790,475	5%

Institutional Money Market Fund

Share
Name	Amount	% Ownership
Waukee Community School District	23,453,836	38%
Iowa City Community School District	19,274,065	32%
Ames Community Schools	5,629,709	9%
Louisa-Muscatine Community School District	3,775,496	6%
Johnston Community School District	3,938,591	6%

Liquid Assets Fund

Share
	Name	Amount	% Ownership
Clackamus County Bank	5,700,000	7%

Limited Term Bond Fund

Share
	Name	Amount	% Ownership
Amcore Financial Security Plan	375,525	15%

As of the date hereof, none of the Officers or Directors beneficially owned more than 1 % of the shares of common stock of any Fund or class thereof.

MISCELLANEOUS

The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Company or (4) describes investment management strategies for such funds. Such information is provided to inform shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of WB Capital or Company officers regarding expected trends and strategies.

Individual Directors are elected by the shareholders and serve for a term lasting until the next meeting of shareholders at which Directors are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding shares of the Company entitled to vote may cause the Directors to call a special meeting, including for the purpose of considering the removal of one or more Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the Company's outstanding shares. The Company will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds for the periods ended March 31, 2009, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as set forth in their report thereon, which is included in the Annual Report as of March 31, 2009, which is incorporated by reference herein in reliance upon such report given by the authority of such firm as experts in accounting and auditing.

Incorporated by reference are the financial statements from the Funds' Annual Report of March 31, 2009:

1. Schedules of Portfolio Investments, March 31, 2009;

2. Statements of Assets and Liabilities, March 31, 2009;

3. Statements of Operations for Year Ended March 31, 2009;

4. Statements of Changes in Net Assets for the Years Ended March 31, 2009 and March 31, 2008;

5. Notes to Financial Statements;

6. Financial Highlights for each of the periods presented; and

7. Report of Independent Registered Public Accounting Firm dated May 26, 2009.

APPENDIX A

BOND RATINGS

STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

"AAA" Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

"A" Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

"BB", "B", "CCC", "CC" and "C" Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these. A "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S BOND RATINGS

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

"B" Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICES, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds, which have the same rating, are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

"AAA" rated Bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" rated Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for "AAA" rated securities or more subject to possible change over the term of the issue.

"A" rated Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" rated Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

"BB" rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

"B" rated Bonds are considered highly speculative. Bonds in this class are highly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

"CCC" rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

"CC" rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

"C" rated Bonds are in actual or imminent default in payment of interest or principal.

DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors that may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination. Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

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Scale Definition

AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

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AA+	High credit quality. Protection factors are strong. Risk is modest, but may vary slightly
AA	from time to time because of economic conditions.

AA-

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A+	Protection factors are average but adequate. However, risk factors are more variable
A	and greater in periods of economic stress.

A-

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BBB+	Below average protection factors but still considered sufficient for prudent investment.
BBB	Considerable variability in risk during economic cycles.

BBB-

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BB+	Below investment grade but deemed likely to meet obligations when due. Present or

BB       prospective financial protection factors fluctuate according to industry conditions or BB-  company fortunes. Overall quality may move up or down frequently within this category.

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B+	Below investment grade and possessing risk that obligations will not be met when due.
B	Financial protection factors will fluctuate widely according to economic cycles, industry
B-	conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

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CCC

Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

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DD	Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

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DP	Preferred stock with dividend averages.

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SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated "A-1+".

"A-2" Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

"A-3" Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"C" Issues have a doubtful capacity for payment.

"D" Issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

"P-1" Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2" Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a "P-1" rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"P-3" Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. "Not Prime" Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICES, INC. SHORT-TERM RATINGS

Fitch-1+	(Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1	(Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2	(Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3

(Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S

(Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D	(Default) Issues carrying this rating are in actual or imminent payment default.

DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1: High Grade

Duff 1+

Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1	Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-	High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2: Good Grade

Duff 2

Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3: Satisfactory Grade

Duff 3	Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4: Non-investment Grade

Duff 4	Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. Category 5: Default

Duff 5	Issuer failed to meet scheduled principal and/or interest payments.

THOMAS BANKWATCH (TBW) SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1	The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2	The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3

The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4	The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCES

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity,

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

APPENDIX B

TAX-EXEMPT VS. TAXABLE YIELDS. Set forth below is a table that may be used to compare equivalent taxable yields to tax-exempt rates of return based upon the investor's level of taxable income.

2009 TAX YEAR TAXABLE YIELD EQUIVALENTS
MARGINAL TAXABLE INCOME*			TAX EXEMPT INTEREST
Joint	Single	Tax Bracket	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%
0-$16,700	0-$8,350	10.00%	3.89%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%
$16,700- $67,900	$8,350- $33,950	15.00%	4.12%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%
$67,900- $137,050	$33,950- $82,250	25.00%	4.67%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%
$137,050- $208,850	$82,250- $171,550	28.00%	4.86%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%
$208,850- $372,950	$171,550- $372,950	33.00%	5.22%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%
over $372,950	over $372,950	35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%

* Net amount subject to Federal income tax after deductions and exemptions. Assumes alternative minimum tax is not applicable and receipt of tax-exempt interest does not cause any portion of social security benefits received to become taxable to the taxpayer. State tax considerations are excluded.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS.

EXHIBIT NO.	DESCRIPTION

____________________________________________________________________________

(a)(1)* Articles of Amendment and Restatement, incorporated by reference to Post-Effective Amendment No. 10, filed February 25, 1998

(a)(2)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed

February 25, 1998

(a)(3)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed

February 25, 1998

(a)(4)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed

February 25, 1998

(a)(5)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 16, filed May 3, 2000

(a)(6)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 19, filed

October 2, 2000

a)(7)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 2002

(a)(8)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 22, filed

July 30, 2002

(a)(9)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 24, filed

July 29, 2003

(a)(10)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 24, filed

July 29, 2003

(a)(11)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 26, filed

October 18, 2004

(a)(12)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 26, filed

October 18, 2004

(a) (13)* Articles of Amendment, incorporated by reference to Post-Effective Amedndment No. 33 filed

July 29, 2008

(b)* Bylaws, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

(b)(1)* Amended Bylaws, incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(c) Not applicable

(d)(1)* Form of Investment Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(d)(2)* Form of Investment Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 26 filed October 18, 2004

(d)(3)* Investment Advisory Agreement effective as of December 31, 2005, incorporated by reference to

Post-Effective Amendment No. 29 filed July 28, 2006

(e)* Form of Distribution Agreement with Foreside Distribution Services, L.P. effective August 1, 2007, incorporated by reference to Post Effective Amendment No. 31 filed on or about August 6, 2007.

f) Not applicable

(g)(1)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 7 filed November 7, 1997

(g)(2)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 8 filed November 12, 1997

(g)(3)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 16 filed

May 3, 2000

(g)(4)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed

July 19, 2000

(g)(5)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed

July 19, 2000

(h)(1)* Form of Transfer Agency Agreement, incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(h)(2)* Form of Management and Administrative Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(h)(3)* Form of Fund Accounting Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(h)(4)* Form of Administrative Services Plan, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(i)(1)* Opinion of Ober, Kaler & Shriver, incorporated by reference to Pre-Effective Amendment No. 2 filed

May 4, 1995

(i)(2)* Opinion of Ober, Kaler, Grimes & Shriver, incorporated by reference to Post-Effective Amendment No. 4 filed March 18, 1996

(i)(3)* Opinion of Ober, Kaler, Grimes & Shriver for Liquid Assets Fund and Municipal Assets Fund, incorporated by reference to Post-Effective Amendment No. 9 filed January 6, 1998

(i)(4)* Opinion of Ober, Kaler, Grimes & Shriver for Vintage Funds, incorporated by reference to Post-Effective Amendment No. 9 filed January 6, 1998

(i)(5)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 14 filed July 16, 1999

(i)(6)* Opinion of Ober, Kaler, Grimes & Shriver for Institutional Reserves Fund incorporated by reference to Post-effective Amendment No. 16 filed May 3, 2000

(i)(7)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(i)(8)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 18 filed July 28, 2000

(i)(9)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(i)(10)* Opinion of Ober, Kaler, Grimes & Shriver for Vintage Technology Fund incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(i)(11)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 20 filed July 27, 2001

(i)(12)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 21 filed July 29, 2002

(i)(13)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 24 filed July 28, 2003

(i)(14)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to

Post-Effective amendement No. 25, filed July 28,2004

(i)(15)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to

Post-Effective Amendment No. 26 filed October 18,2004

(i) (16)* Opinion of Ober, Kaler, Grimes & Shriver for the Institutional Money Market Fund incorporated by reference to Post-Effective Amendment No. 27 filed December 30, 2004

(i)(17)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to

Post-Effective Amendment No. 28 filed July 29, 2005

(i)(18)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to

Post-Effective Amendment No. 29 filed July 28,2006

(i)(19)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to

Post-Effective Amendment No. 31 filed July 29,2007

(i) (20)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to

Post-Effective Amedndment No. 33 filed July 29, 2008

(i) (21) Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP

 (j)(1)* Consent of KPMG Peat Marwick LLP incorporated by reference to Post-Effective Amendment No. 14 filed July 29, 1999

(j)(2)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 14. filed July 29, 1999

(j)(3)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 15. filed February 18, 2000

(j)(4)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 16. filed May 3, 2000

(j)(5)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(j)(6)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 18 filed July 28, 2000

(j)(7)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(j)(8)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(j)(9)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 20 filed July 27, 2001

(j)(10)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 21 filed July 29, 2002

(j)(11)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 24 filed July 29, 2003

(j)(12)* Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 25 filed July 28, 2004

(j)(13)* Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 28 filed July 29, 2005

(j)(14)* Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 29 filed July 28, 2006

(j)(15) * Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 31 filed July 29, 2007

(j)(16) *Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amedndment No. 33 filed July 29, 2008

(j) (17) Consent of Deloitte & Touche LLP

(k) Not Applicable

(l)* Subscription Agreement of Initial Stockholder, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

(m)* Distribution and Shareholder Services Plan incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(n)(1)* 18f-3 Plan, incorporated by reference to the Pre-Effective Amendment No. 3, filed May 18, 1995

(n)(2)* Amended 18f-3 Plan incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(n)(3)* Amended 18f-3 Plan incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(p)(1)* Fund Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed

May 3, 2000

(p)(2)* Adviser Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed

May 3, 2000

(p)(3)* Distributor Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed

May 3, 2000

(p)(4)* Amended Adviser Code of Ethics incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

OTHERS

* Proxy Policy, incorporated by reference to Post-Effective Amendment No. 24 filed July 29, 2003

*All previously filed.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25. INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article ELEVENTH of the Articles of Incorporation included herewith as Exhibit a)(1)(the "Articles") limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 (the "1940 Act"). Article TWELFTH of the Articles and Article VII of the Bylaws, included herewith as Exhibit (b), makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the facts that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.

In addition, Paragraph 8 of the Investment Advisory Agreement included herewith as Exhibit (d) and Paragraph III of the Distribution Agreement, included herewith as Exhibit (e), provides that Investors Management Group, Ltd., ("IMG") and BISYS Fund Services Limited Partnership, ("BISYS"), shall not be liable to the Funds for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by IMG or for any distribution services provided by BISYS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of BISYS' duties and, except for willful misfeasance, bad faith or negligence in the performance of IMG's duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition the Distribution Agreement, Transfer Agency and Administrative Services Plan further indemnify BISYS and IMG against certain liabilities arising out of the performance of such agreements.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 27. PRINCIPAL UNDERWRITERS

Item 27(a)  Foreside Distribution Services L.P. (“Foreside” or the “Distributor”) acts as principal underwriter for the following investment companies:

American Independence Funds Trust

Commonwealth International Series Trust

The Coventry Group

Coventry Funds Trust

First Funds

Greenwich Advisors Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

IVA Fiduciary Trust

Northern Lights Fund Trust

Pacific Capital Funds

The Lou Holland Trust

The Thirty-Eight Hundred Fund, LLC

Unified Series Trust

Foreside is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”.  Foreside’s main address is 100 HIGH ST. 3rd FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 690 Taylor Road, Gahanna, Ohio 43230.  Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.

Item 26(b)      Information about the Directors and Officers of Foreside are as follows:

Name	Address	Position
with Underwriter

Mark S. Redman	690 Taylor Road, Gahanna, OH 43230	President

Jennifer E. Hoopes Three Canal Plaza, Portland, ME 04101	Secretary

Linda C. Carley	10 High Street, Boston, MA 02110	Chief Compliance
Officer
James E. (Ed) Pike	690 Taylor Road, Gahanna, OH 43230	Financial And
Operations Principal
Richard J. Berthy	Three Canal Plaza, Portland, ME 04101 Vice President, Treasurer,
Assistant Secretary

(c)	Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Amy Mitchell, 1415 28th Street, Suite 200, West Des Moines, Iowa 50266, will maintain all required accounts, books and records.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines, State of Iowa, on the 29th day of July,2009. The Registrant certifies that this amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485.

WB CAPITAL MUTUAL FUNDS, INC.

By /s/ Douglas R. Gulling
Douglas R. Gulling, President and CEO

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities indicated on the date indicated above have signed this Registration Statement.

SIGNATURE	TITLE

/s/Douglas R. Gulling, President (Chief Executive Officer)

Douglas R. Gulling

/s/ Amy Mitchell	, Treasurer (Chief Financial Officer)
Amy Mitchell

/s/*	Director

William J. Howard

/s/*	Director

Debra L. Johnson

/s/*	Director

Fred Lorber

/s/*	Director

Edward J. Stanek

/s/*	Director

Steven Zumbach

* By: /s/ Vera Lichtenberger

Vera Lichtenberger

pursuant to a power of attorney dated July 28, 2004, incorporated by reference as included with Post Effective Amendment No. 25, filed July 28, 2004.